                                                                  EXECUTION COPY


================================================================================



                   BOMBARDIER CREDIT RECEIVABLES CORPORATION,
                                   Depositor,

                            BOMBARDIER CAPITAL INC.,
                                   Servicer,

                                      and

                             BANKERS TRUST COMPANY,
                                    Trustee

                    ________________________________________

                            SERIES 1997-1 SUPPLEMENT

                          Dated as of January 1, 1997

                                       to

                        POOLING AND SERVICING AGREEMENT

                          Dated as of January 1, 1994

                    ________________________________________


                     BOMBARDIER RECEIVABLES MASTER TRUST I
                                 SERIES 1997-1


                       $400,000,000 Class A Certificates
                        $27,125,000 Class B Certificates


================================================================================

                               TABLE OF CONTENTS





                                                                    ARTICLE I
                                                   Creation of the Series 1997-1 Certificates                    Page
                                                   ------------------------------------------                    ----

SECTION 1.01.  Designation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

                                                                   ARTICLE II

                                                     Definitions and Interpretive Provisions
                                                     ---------------------------------------

SECTION 2.01.  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
SECTION 2.02.  Interpretive Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
SECTION 2.03.  Transitional Provisions Relating to Series 1994-1 Final Payment Date . . . . . . . . . . . . . . . 17

                                                                   ARTICLE III

                                                                  Servicing Fee
                                                                  -------------

SECTION 3.01.  Servicing Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

                                                                   ARTICLE IV

                                                        Rights of Certificateholders and
                                                    Allocation and Application of Collections
                                                    -----------------------------------------

SECTION 4.01A.  Allocations; Payments to Holder(s) of the BCRC Certificate and any Supplemental Certificate(s)  .  18
SECTION 4.01B.  Collections and Allocations for Series 1997-1 . . . . . . . . . . . . . . . . . . . . . . . . . .  19
SECTION 4.02.  Monthly Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
SECTION 4.03.  Determination of Monthly Principal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
SECTION 4.04.  Establishment of Reserve Fund and Excess Funding Account . . . . . . . . . . . . . . . . . . . . .  23
SECTION 4.05.  Deficiency Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
SECTION 4.06.  Application of Investor Non-Principal Collections, Investment Proceeds and Available Investor
               Principal Collections  . .  . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . . . . .  25
SECTION 4.07.  Application of Reserve Fund and Available Subordinated Amount  . . . . . . . . . . . . . . . . . .  28
SECTION 4.08.  Investor Charge-Offs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
SECTION 4.09.  Excess Servicing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

                                                                                                                 Page
                                                                                                                 ----
SECTION 4.10.  Principal Collections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
SECTION 4.11.  Excess Funding Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
SECTION 4.12.  Initial Principal Payment Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

                                                                    ARTICLE V

                                                          Distributions and Reports to
                                                        Series 1997-1 Certificateholders
                                                        --------------------------------

SECTION 5.01.  Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
SECTION 5.02.  Reports and Statements to Certificateholders . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

                                                                    ARTICLE VI

                                                            Early Amortization Events
                                                            -------------------------

SECTION 6.01.  Additional Early Amortization Events . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

                                                                   ARTICLE VII

                                                               Optional Repurchase
                                                               -------------------

SECTION 7.01.  Optional Repurchase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

                                                                  ARTICLE VIII

                                                               Final Distributions
                                                               -------------------

SECTION 8.01.  Sale of Certificates Pursuant to Section 2.03 of the Agreement; Distributions Pursuant to
               Section 7.01 of this Series Supplement or Section 2.03 or 12.02(c) of the Agreement . . . . . . . . 37

SECTION 8.02.  Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables Pursuant
               to Section 9.02 of the Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37

                                                                   ARTICLE IX

                                                            Miscellaneous Provisions
                                                            ------------------------

SECTION 9.01.  Ratification of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
SECTION 9.02.  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39




                                                                                                                 Page
                                                                                                                 ----
SECTION 9.03.  GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
SECTION 9.04.  Covenant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

                                                             EXHIBITS AND SCHEDULES

Exhibit A           Form of Class A Certificates
Exhibit B           Form of Class B Certificates
Exhibit C           Form of Distribution Date Statement

Schedule 1          List of Series 1997-1 Accounts

                    SERIES 1997-1 SUPPLEMENT dated as of January 1, 1997 (the "Series Supplement"), among BOMBARDIER CREDIT RECEIVABLES CORPORATION, a Delaware corporation, as Depositor, BOMBARDIER CAPITAL INC., a Massachusetts corporation, as Servicer, and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee.

                    Pursuant to Section 6.03 of the Pooling and Servicing Agreement dated as of January 1, 1994 (as amended and supplemented, the "Agreement"), among the Depositor, the Servicer and the Trustee, the Depositor may from time to time direct the Trustee to issue, on behalf of the Trust, one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

                    Pursuant to this Series Supplement, the Depositor and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.


                                   ARTICLE I

                    Creation of the Series 1997-1 Certificates

                    SECTION 1.01.  Designation.
                    (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known as the "Series 1997-1 Certificates." The Series 1997-1 Certificates will consist of two classes of beneficial ownership interests entitled "Class A Certificates" and "Class B Certificates." The Class A Certificates shall be substantially in the form of Exhibit A and the Class B Certificates shall be substantially in the form of Exhibit B.

                    (b) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.


                                   ARTICLE II

                    Definitions and Interpretive Provisions

                    SECTION 2.01. Definitions. Whenever used in this Series Supplement, the following words and phrases shall have the following meanings.

                    "Additional Interest" shall mean with respect to any Distribution Date, the sum of Class A Additional Interest, if any, or Class B Additional Interest, if any.

                    "Adjusted Invested Amount" shall mean on any date of determination an amount equal to (a) the Initial Principal Amount plus (b) the amount of any withdrawals from the Excess Funding Account pursuant to Section 4.11(b) or (c) hereof in connection with an increase in the Pool Balance, and less (c) the amount of any additions to the Excess Funding Account pursuant to Section 4.01(B)(b)(i), 4.01(B)(b)(ii), 4.06(b)(i), 4.06(b)(ii) or 4.06(d)(iii) hereof in connection with a reduction in the Pool Balance.

                    "Adjusted Series 1997-1 Allocation Percentage" for a Collection Period shall mean the percentage derived from the fraction the numerator of which is the Invested Amount on the last Business Day preceding such Collection Period and the denominator of which is the sum of the Pool Invested Amount and the Variable Funding Amount on the last Business Day preceding such Collection Period.

                    "Adjustment Date" shall mean the second London Business Day preceding the first day of the related Interest Period.

                    "Allocable Miscellaneous Payments" shall mean, with respect to any Distribution Date, the product of (a) the Series 1997-1 Investor Allocation Percentage for the related Collection Period and (b) Miscellaneous Payments with respect to the related Collection Period.

                    "Amortization Period" shall mean, unless an Early Amortization Period or an Initial Amortization Period shall have commenced prior thereto (other than an Early Amortization Period which has ended as described in clause (c) of the definition thereof), the period commencing on October 1, 2001, and ending upon the first to occur of (a) the commencement of an Early Amortization Period or an Initial Amortization Period, (b) the payment in full to Series 1997-1 Certificateholders of the principal balance of the Series 1997-1 Certificates and (c) the Series 1997-1 Termination Date.

                    "Available Investor Principal Collections" shall mean, with respect to any Distribution Date, the sum of:

                    (a) the product of (i) the Floating Allocation Percentage, with respect to the Revolving Period, or the Principal Allocation Percentage, with respect to the Amortization Period, any Early Amortization Period or any Initial Amortization Period, for the related Collection Period and (ii) Principal Collections received by the Servicer during the related Collection Period; plus

                    (b) the amount, if any, of Investor Non-Principal Collections, funds in the Reserve Fund and Series 1997-1 Available Retained Collections applied in respect of the Investor Default Amount, any unpaid Adjustment Payments allocated to the Certificates or previously unreimbursed Investor Charge-Offs; plus

                    (c) Allocable Miscellaneous Payments with respect to such Distribution Date; plus

                    (d) Series 1997-1 Excess Principal Collections on deposit in the Collection Account for such Distribution Date; plus

                    (e) if an Early Amortization Period or an Initial Amortization Period began during the related Collection Period, all funds on deposit in the Excess Funding Account; plus

                    (f) on the Series 1997-1 Termination Date, any funds in the Reserve Fund after giving effect to Section 4.07 hereof.

         provided, however, that in the case of clause (a), if for any date the sum of the Floating Allocation Percentage (if the Revolving Period is in effect), the Principal Allocation Percentage (if the Early Amortization Period, Initial Amortization Period or the Amortization Period is in effect), the floating allocation percentages for all other outstanding Series of Investor Certificates in their revolving periods and the principal allocation percentages for all other outstanding Series of Certificates in their early amortization or amortization periods exceeds 100%, then Principal Collections shall be allocated among such Series (including the Certificates) pro rata on the basis of such floating allocation percentages and principal allocation percentages.

                    "Available Retained Collections" shall mean, with respect to any Deposit Date, the sum of (a) the Available Retained Non-Principal Collections for such Deposit Date and (b) the Available Retained Principal Collections for such Deposit Date; provided, however, that the Available Retained Collections shall be zero for any Collection Period with respect to which the Available Subordinated Amount is zero for the Distribution Date occurring in such Collection Period.

                    "Available Retained Non-Principal Collections" shall mean, with respect to any Deposit Date, an amount equal to the product of (a) the excess of (i) the Retained Percentage for the related Collection Period (or, after the Series 1994-1 Final Payment Date, for such Deposit Date) over (ii) the Excess Retained Percentage for such Collection Period (or, after the Series 1994-1 Final Payment Date, for such Deposit Date) multiplied by (b) Non-Principal Collections for such Deposit Date.

                    "Available Retained Principal Collections" shall mean, with respect to any Deposit Date, an amount equal to the result obtained by multiplying (a) the excess of (i) the Retained Percentage for the related Collection Period (or, after the Series 1994-1 Final Payment Date, for such Deposit Date) over (ii) the Excess Retained Percentage for such Collection Period (or, after the Series 1994-1 Final Payment Date, for such Deposit Date) by (b) Principal Collections for such Deposit Date.

                    "Available Subordinated Amount" for any date of determination during the period from the Closing Date through the first Distribution Date shall mean an amount equal to the Required Subordinated Amount on such date of determination. The Available Subordinated Amount for any subsequent date of determination shall mean an amount equal to the sum of:

                      (i)  the lesser

                           (x) the Available Subordinated Amount for the preceding Distribution Date, minus

                                 (A)   the Required Subordination Draw
                                       Amount with respect to such preceding
                                       Distribution Date or, if such date of
                                       determination is a Distribution Date,
                                       with respect to such Distribution Date,
                                       to the extent provided in Section 4.07(b) hereof, minus

                                 (B)   the amount of any deposits in the
                                       Reserve Fund from Series 1997-1 Available
                                       Retained Collections pursuant to Section
                                       4.07 hereof for the purpose of
                                       reimbursing any withdrawals from the
                                       Reserve Fund applied to cover any portion of the Investor Default Amount on such preceding Distribution Date or, if such date of determination is a Distribution Date, with respect to such Distribution Date (but excluding any other deposits to the Reserve Fund from Series 1997-1 Available Retained Collections), minus

                                 (C)   an amount equal to the Defaulted
                                       Amount for the immediately preceding
                                       Collection Period multiplied by a
                                       fraction, the numerator of which is the
                                       Available Subordinated Amount as of the
                                       close of business on the last day of the preceding Collection Period (or in the case of the first Distribution Date, the Required Subordinated Amount as of the Closing Date) and the denominator of which is the Pool Balance as of the close of business on the last day of the preceding Collection Period (or in the period from the Closing Date through the first Distribution Date, the Pool Balance as of the Closing Date), plus

                                 (D)   the aggregate amount of Excess
                                       Servicing paid to the Holder of the BCRC
                                       Certificate or to the Holder of any
                                       Supplemental Certificate(s) pursuant to
                                       Section 4.09(c) hereof on the preceding
                                       Distribution Date, minus

                                 (E)   the Incremental Subordinated Amount
                                       for the second preceding Distribution
                                       Date, or if such date of determination is a Distribution Date, the preceding Distribution Date, plus

                                 (F)   the Incremental Subordinated Amount
                                       for the immediately preceding
                                       Distribution Date, or if such date of
                                       determination is a Distribution Date,
                                       such Distribution Date, plus

                                 (G)   the Subordinated Percentage
                                       multiplied by the aggregate amount of any increases in the Invested Amount resulting from any withdrawals from the Excess Funding Account since the preceding Distribution Date; and

                          (y) the Required Subordinated Amount for such date of determination; plus

                    (ii) the amount of any optional increase in the Available Subordinated Amount exercised by the Holder of the BCRC Certificate pursuant to Section 4.07(b) hereof;

         provided, however, that if the Required Subordination Draw Amount exceeds Available Retained Collections for any Distribution Date, the Available Subordinated Amount shall be further reduced by an amount equal to the sum of (A) the amount of such excess (but not by more than the Investor Default Amount for such Distribution Date) and (B) the amount of unpaid Adjustment Payments allocated to the Certificates as described in Section 4.05(a)(vi) hereof.

                    "Calculation Agent" shall mean the Trustee or any other Calculation Agent selected by the Depositor which is reasonably acceptable to the Trustee.

                    "Certificateholders" shall mean the Holders of the Certificates.

                    "Certificates" shall mean, collectively, Class A Certificates and Class B Certificates.

                    "Class A Additional Interest" shall have the meaning specified in Section 4.02(a) hereof.

                    "Class A Amortization Date" shall mean each Distribution Date with respect to the Amortization Period.

                    "Class A Amortization Period Length" means six months.

                    "Class A Carry-Over Amount" shall mean, with respect to Class A Certificates and for any Distribution Date with respect to which the Class A Certificate Rate is calculated on the basis of the Net Receivables Rate, the excess of (a) the Class A Monthly Interest for such Distribution Date determined as if such Class A Certificate Rate were calculated on the basis of the LIBOR formula set forth in clause (a) of the definition of Class A Certificate Rate over (b) the actual Class A Monthly Interest for such Distribution Date.

                    "Class A Certificate" shall mean any one of the certificates executed and authenticated by the Trustee, substantially in the form of Exhibit A hereto.

                    "Class A Certificate Rate" shall mean, with respect to any Interest Period, the lesser of (a) the sum of (i) LIBOR and (ii) 0.12% per annum and (b) the Net Receivables Rate for the Adjustment Date immediately preceding such Interest Period.

                    "Class A Controlled Amortization Amount" shall mean, with respect to any Class A Amortization Date, an amount equal to the principal balance of the Class A Certificates as of the October 2001 Distribution Date divided by the number of months comprising the Class A Amortization Period Length.

                    "Class A Controlled Distribution Amount" shall mean, with respect to any Class A Amortization Date, the Class A Controlled Amortization Amount plus any Class A Controlled Amortization Amounts that were not paid on any previous Class A Amortization Date.

                    "Class A Expected Final Payment Date" shall mean the April 2002 Distribution Date.

                    "Class A Interest Shortfall" shall have the meaning specified in Section 4.02(a) hereof.

                    "Class A Monthly Interest" shall have the meaning specified in Section 4.02(a) hereof.

                    "Class B Additional Interest" shall have the meaning specified in Section 4.02(b) hereof.

                    "Class B Carry-Over Amount" shall mean, with respect to Class B Certificates and for any Distribution Date with respect to which Class B Certificate Rate is calculated on the basis of the Net Receivables Rate, the excess of (a) the Class B Monthly Interest for such Distribution Date determined as if such Class B Certificate Rate were calculated on the basis of the LIBOR formula set forth in clause (a) of the definition of Class B Certificate Rate over (b) the actual Class B Monthly Interest for such Distribution Date.

                    "Class B Certificate" shall mean any one of the certificates executed and authenticated by the Trustee, substantially in the form of Exhibit B hereto.

                    "Class B Certificate Rate" shall mean, with respect to any Interest Period, the lesser of (a) the sum of (i) LIBOR and (ii) 0.33% per annum and (b) the Net Receivables Rate for the Adjustment Date immediately preceding such Interest Period.

                    "Class B Expected Payment Date" shall mean the April 2002 Distribution Date.

                    "Class B Interest Shortfall" shall have the meaning specified in Section 4.02(b) hereof.

                    "Class B Monthly Interest" shall have the meaning specified in Section 4.02(b) hereof.

                    "Closing Date" shall mean January 23, 1997.

                    "Daily Allocation" shall have the meaning specified in
Section 4.01B(a)(i).

                    "Daily Principal Allocation" shall have the meaning specified in Section 4.01B(b)(i), (ii) and (iii).

                    "Deficiency Amount" shall have the meaning specified in
Section 4.05 hereof.

                    "Designated Manufacturer Overconcentrations," on any Distribution Date means the excess of (x) the aggregate amount of Eligible Receivables created in connection with the financing of products manufactured by the Designated Manufacturer which Eligible Receivables are included in the Pool on the last day of the Collection Period immediately preceding such Distribution Date over (y) 50% of the Pool Balance on the last day of such immediately preceding Collection Period, where the "Designated Manufacturer" is, collectively, Bombardier Inc. and its subsidiaries; provided, however, that the percentage specified in clause (y) of this definition and the entities included as Designated Manufacturer may be adjusted from time to time and no such adjustment shall be deemed an amendment of the terms hereof, but shall be an adjustment made in accordance with the terms hereof if, prior to each adjustment, the Rating Agency Condition is satisfied for such adjustment.

                    "Distribution Date Statement" shall have the meaning specified in Section 5.02(a) hereof.

                    "Early Amortization Event" shall mean any Early Amortization Event specified in Section 9.01 of the Agreement, together with any additional Early Amortization Event specified in Section 6.01 hereof.

                    "Effective Distribution Date" shall have the meaning specified in Section 4.12 hereof.

                    "Excess Funded Amount," for any Distribution Date prior to and including the Series 1994-1 Final Payment Date, shall mean an amount equal to the product of (a) the excess, if any, of (i) the Required Pool Balance on the day immediately prior to such Distribution Date over (ii) the Pool Balance at the end of the preceding Collection Period and (b) a fraction the numerator of which is the Series 1997-1 Required Balance and the denominator of which is the aggregate of the required balances (including the Series 1997-1 Required Balance) for all Series providing for excess funding accounts or similar arrangements that are in their revolving periods.

                    "Excess Funded Amount," for any date after the Series 1994-1 Final Payment Date, shall mean an amount equal to the product of (a) the excess, if any, of (i) the Required Pool Balance as of the end of the immediately preceding day over (ii) the Pool Balance as of the end of such immediately preceding day and (b) a fraction the numerator of which is the Series 1997-1 Required Balance and the denominator of which is the aggregate of the required balances (including the Series 1997-1 Required Balance) for all Series providing for excess funding amounts or similar arrangements that are in their revolving periods or, if applicable, their amortization periods, all calculated as of the end of the immediately preceding day.

                    "Excess Funding Account" shall have the meaning specified in Section 4.04(b)(i) hereof.

                    "Excess Principal Collections" for all Series other than Series 1997-1, shall have the meanings specified in the Supplements for such Series and for Series 1997-1, shall have the meaning specified in Section 4.06(b)(i) or (ii) hereof.

                    "Excess Reserve Fund Required Amount" shall mean, for any Distribution Date with respect to an Early Amortization Period, an amount equal to the greater of (a) 5% of the Initial Principal Amount of the Certificates and (b) the excess of (i) the Required Pool Balance (after giving effect to any changes thereto on such Distribution Date) over (ii) the Pool Balance (after giving effect to changes thereto on such Distribution Date); provided, however, that the Excess Reserve Fund Required Amount shall in no event exceed the Available Subordinated Amount for such Distribution Date.

                    "Excess Retained Percentage" prior to and including the Series 1994-1 Final Payment Date shall mean for any Collection Period, (x) the Retained Percentage for such Collection Period minus (y) the percentage equivalent of a fraction the numerator of which is equal to the Pool Available Subordinated Amount for the Distribution Date preceding such Collection Period and the denominator of which is the Pool Balance at the end of the preceding Collection Period and, after the Series 1994-1 Final Payment Date, Excess Retained Percentage shall have the meaning assigned in the Agreement.

                    "Excess Servicing" for any Distribution Date shall mean the amount, if any, specified pursuant to Section 4.06(a)(ix) hereof.

                    "Floating Allocation Percentage," prior to and including the Series 1994-1 Final Payment Date, shall mean, with respect to any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the last day of the immediately preceding Collection Period and the denominator of which is the Pool Balance as of such last day; provided, however, that, with respect to the first Collection Period, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Invested Amount and the denominator of which is the Pool Balance on the Series Cut-Off Date giving pro forma effect as of the Series Cut-Off Date to the issuance of the Certificates; provided further, that for purposes of allocating Principal Collections, when calculating the Floating Allocation Percentage, the Invested Amount shall be reduced by the Pre-Allocated Investment Amount.

                    "Floating Allocation Percentage," after the Series 1994-1 Final Payment Date, shall mean, as of any day, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the close of business on the immediately preceding day and the denominator of which is the Pool Balance as of the close of business on such immediately preceding day.

                    "Incremental Subordinated Amount" shall mean, with respect to any Distribution Date, the result obtained by multiplying (a) a fraction, the numerator of which is the sum of the Invested Amount on the last day of the immediately preceding Collection Period (or with respect to the first Distribution Date, the Invested Amount on the Closing Date) and the Available Subordinated Amount for such Distribution Date (calculated without subtracting or adding the Incremental Subordinated Amount for such Distribution Date as described in clause (x) of the definition of Available Subordinated Amount or clause (b) of the definition of Required Subordinated Amount), and the denominator of which is the Pool Balance on such last day by (b) the Overconcentration Amount on such Distribution Date.

                    "Industry Overconcentrations" shall mean on any Distribution Date the excess of (x) the aggregate amount of Eligible Receivables created in connection with the financing of products manufactured by manufacturing entities that are part of the same industry (i.e., producing the same principal product, provided that products manufactured by Bombardier Inc. and its Affiliates shall not be included in the calculation of Industry Overconcentration), which Eligible Receivables are in the Pool on the last day of the Collection Period immediately preceding such Distribution Date over (y) an amount equal to 35% of the Pool Balance on the last day of such immediately preceding Collection Period; provided, however, that with respect to each industry specified below, the percentage in clause (y) of this definition shall be deemed to equal the percentage set forth opposite such industry:

                                Industry                                                           Percentage
                             --------------                                                     ----------------
                           Marine Products                                                            45%
                           Recreational Vehicles                                                      15%
                           Lawn and Garden                                                            10%
                           Consumer Electronics and Appliances                                        10%

provided further, that some or all of the percentages specified in this definition of Industry Overconcentrations may be adjusted from time to time without the consent of the Certificateholders and no such adjustment shall be deemed an amendment of the terms hereof, but shall be an adjustment in accordance with the terms hereof if prior to each adjustment the Rating Agency Condition has been satisfied.

                    "Initial Amortization Period" shall mean, if BCI elects not to extend the Initial Principal Payment Date, the period from the date the notice that the Initial Principal Payment Date will not be extended is mailed by the Trustee to the holders of the Certificates

(which date shall also be the end of the Revolving Period or, if the Amortization Period is then in effect, the end of the Amortization Period) until the Certificates have been paid in full.

                    "Initial Principal Amount" shall mean $427,125,000.

                    "Initial Principal Payment Date" shall mean the February 2000 Distribution Date; provided, that unless BCI elects not to extend the Initial Principal Payment Date in accordance with the terms of Section 4.12, the Initial Principal Payment Date shall be extended successively and automatically from one Distribution Date to the next to, but not later than, the Class A Expected Final Payment Date.

                    "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

                    "Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Adjusted Invested Amount, minus (b) the amount, without duplication, of principal payments (except (i) principal payments made from the Excess Funding Account and (ii) any transfers from the Excess Funding Account to the Collection Account) made on the Certificates prior to such date, minus (c) the excess, if any, of the aggregate amount of Investor Charge-Offs over Investor Charge-Offs reimbursed pursuant to Section 4.08 hereof prior to such date.

                    "Investment Proceeds" shall mean, with respect to any Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Series 1997-1 Accounts, together with an amount equal to the Series 1997-1 Investor Allocation Percentage of the net interest and other investment earnings on funds held in the Collection Account credited as of such date to the Collection Account pursuant to Section 4.02 of the Agreement.

                    "Investor Charge-Offs" shall have the meaning specified in
Section 4.08 hereof.

                    "Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the sum of the product of (a) the Defaulted Amount for each day of the related Collection Period and (b) the Floating Allocation Percentage for each such day.

                    "Investor Non-Principal Collections" shall mean, with respect to any Distribution Date, the sum for each Deposit Date in the related Collection Period of an amount equal to the product of (i) the Floating Allocation Percentage for each such Deposit Date and (ii) Non-Principal Collections received by the Servicer on each such Deposit Date.

                    "LIBOR" shall mean, with respect to any Interest Period, the offered rates for deposits in United States dollars having a maturity of one month (the "Index Maturity") commencing on the related Adjustment Date which appears on Telerate Page 3750 as of 11:00

A.M., London time, on such date of calculation. If such rate does not appear on Telerate Page 3750, LIBOR with respect to such Interest Period will be determined at approximately 11:00 A.M., London time, on such Adjustment Date on the basis of the rates at which deposits in United States dollars are offered by four major banks in the London interbank market (selected by the Calculation Agent) to prime banks in the London interbank market for a period equal to the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, LIBOR will be the arithmetic mean (rounded upwards or downwards, as the case may be, to the nearest whole multiple of 0.0625% per annum; provided, however, that any amount falling in the middle shall be rounded up to the nearest whole multiple of 0.0625%) of such quotations. If fewer than two quotations are provided, LIBOR with respect to such Interest Period will be the arithmetic mean (rounded upwards or downwards as aforesaid) of the rates quoted at approximately 11:00 A.M., New York City time, on such Adjustment Date by three major banks in New York, New York selected by the Calculation Agent for loans in United States dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, LIBOR in effect for the applicable period will be LIBOR in effect for the previous period.

                    "London Business Day" shall mean any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                    "Manufacturer Overconcentrations," on any Distribution Date means the excess of (x) the aggregate amount of Eligible Receivables created in connection with the financing of products manufactured by any single manufacturing entity (other than the Designated Manufacturer described in the definition of "Designated Manufacturer Overconcentrations"), which Eligible Receivables are included in the Pool on the last day of the Collection Period immediately preceding such Distribution Date over (y) 15% of the Pool Balance on the last day of such immediately preceding Collection Period; provided, that the percentage specified in clause (y) may be adjusted from time to time without the consent of the Certificateholders and no such adjustment shall be deemed an amendment of the terms hereof, but shall be an adjustment in accordance with the terms hereof if, prior to each adjustment, the Rating Agency Condition is satisfied for such adjustment.

                    "Monthly Interest" shall mean with respect to any Distribution Date, the sum of Class A Monthly Interest and Class B Monthly Interest.

                    "Monthly Payment Rate" shall mean, for any Collection Period, the percentage obtained by dividing the aggregate Principal Collections for such Collection Period by the average daily Pool Balance for such Collection Period.

                    "Monthly Principal" shall mean, with respect to any Distribution Date, the amount specified in Section 4.03 hereof.

                    "Monthly Servicing Fee" shall have the meaning specified in
Section 3.01 hereof.

                    "Net Receivables Rate" shall mean, for any Adjustment Date,
(a) the weighted average interest rates borne by the Receivables included in the Pool for the preceding Collection Period minus (b) 2%, if BCI is the Servicer or, if BCI is not the Servicer, 3%.

                    "Net Servicing Fee" shall have the meaning specified in
Section 3.01 hereof.

                    "Net Servicing Fee Rate" shall mean 1%, if BCI is the Servicer, 2%, if BCI is not the Servicer, or for any Distribution Date in respect of which the Monthly Servicing Fee has been waived, 0%.

                    "Notice Not to Extend" shall have the meaning specified in
Section 4.12  hereof.

                    "Obligor Overconcentrations" shall mean, on any Distribution Date and with respect to any Account, the excess of (a) the aggregate principal amount of Eligible Receivables in such Account on the last day of the Collection Period immediately preceding such Distribution Date over
(b) 2% of the Pool Balance with respect to Specified Obligors and 1.5% of the Pool Balance with respect to all other Obligors, in each case such concentrations calculated with respect to the Pool Balance on the last day of such immediately preceding Collection Period. As used in this definition, "Specified Obligors" shall mean any Obligor with respect to one of the six largest Accounts in the Trust calculated on the basis of the amount of Principal Receivables in such Account. The percentages specified in this definition and the manner of determining the Specified Obligors may be adjusted from time to time without the consent of the Certificateholders and no such adjustment shall be deemed an amendment of the terms hereof, but shall be an adjustment in accordance with the terms hereof if, prior to each adjustment, the Rating Agency Condition is satisfied for such adjustment.

                    "Overconcentration Amount," on any Distribution Date, shall mean the sum of (without duplication) the Obligor Overconcentrations, the Manufacturer Overconcentrations, the Designated Manufacturer Overconcentrations and the Industry Overconcentrations for such Distribution Date.

                    "Pool Factor" shall mean, with respect to any Distribution Date, a number carried out to eleven decimals representing the ratio of the Invested Amount as of such Distribution Date (determined after taking into account any increases or decreases in the Invested Amount which will occur on such Distribution Date) to the Adjusted Invested Amount.

                    "Pre-Allocated Invested Amount" prior to and including the Series 1994-1 Final Payment Date, shall mean the sum of $251,000,000 plus the aggregate amount of all principal payments made with respect to the Series 1994-1 Certificates since the Closing Date, and, after the Series 1994-1 Final Payment Date, shall mean zero.

                    "Principal Allocation Percentage," prior to and including the Series 1994-1 Final Payment Date, shall mean, with respect to any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the last day of the Revolving Period minus the Pre-Allocated Invested Amount and the denominator of which is the Pool Balance as of the last day of the immediately preceding Collection Period.

                    "Principal Allocation Percentage," after the Series 1994-1 Final Payment Date, shall mean, with respect to any date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the last day of the Revolving Period and the denominator is the Pool Balance as of the close of business the day immediately preceding the day of calculation.

                    "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the principal balance of the Certificates on such Distribution Date, (ii) accrued and unpaid interest on the unpaid principal balances of the Certificates (calculated on the basis of the outstanding principal balance of the Class A Certificates and Class B Certificates at the Class A Certificate Rate and Class B Certificate Rate, respectively, through the day preceding such Distribution Date), (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed on the Certificates on a prior Distribution Date, and (iv) the Class A Carry-Over Amount and Class B Carry-Over Amount, if any, for such Distribution Date and any Class A Carry-Over Amount and Class B Carry-Over Amount previously due but not distributed on the Certificates on a prior Distribution Date.

                    "Required Investor Percentage" shall mean, with respect to the Certificates, 104%; provided, however, that the Depositor may adjust the Required Investor Percentage without the consent of the Certificateholders and such adjustment shall not be deemed an amendment of the terms hereof, but shall be an adjustment in accordance with the terms hereof if, prior to each adjustment, the Rating Agency Condition is satisfied.

                    "Required Subordinated Amount" shall mean, as of any date of determination, the sum of (a) the product of (i) the Subordinated Percentage and (ii) the Invested Amount on such date and (b) the Incremental Subordinated Amount for the immediately preceding Distribution Date or, if such date of determination is a Distribution Date, for such date; provided, however, that for any date prior to the end of the Revolving Period, the Required Subordinated Amount shall in no event be less than an amount equal to the sum of (x) 3.75% of the Initial Principal Amount of the Certificates and (y) the Incremental Subordinated Amount for the immediately preceding Distribution Date or, if such date of determination is a Distribution Date, for such date; provided further, that upon the commencement of the Initial Amortization Period or the Amortization Period or if an Early Amortization Event occurs, the Required Subordinated Amount for each date of determination thereafter shall equal the Required Subordinated Amount as of the close of business on the day preceding the first day of the Initial Amortization Period or the Amortization Period or the day on which such Early Amortization Event occurs. On the Closing Date, the Required Subordinated Amount shall be $35,451,117.98.

                    "Required Subordination Draw Amount" shall have the meaning specified in Section 4.05 hereof.

                    "Reserve Fund" shall have the meaning specified in Section 4.04(a)(i) hereof.

                    "Reserve Fund Deposit Amount" shall mean, with respect to any Distribution Date, the amount, if any, by which (i) the Reserve Fund Required Amount for such Distribution Date exceeds (ii) the amount of funds on deposit in the Reserve Fund after giving effect to any withdrawals therefrom on such Distribution Date.

                    "Reserve Fund Required Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) 0.50% and (b) the outstanding principal balance of the Certificates for such Distribution Date (after giving effect to any reduction thereof on such Distribution Date).

                    "Retained Percentage," prior to and including the Series 1994-1 Final Payment Date, for any Collection Period shall mean (i) with respect to Non-Principal Collections, 100% minus the sum of (a) the aggregate of the floating allocation percentages for each outstanding Series of Certificates and (b) the Variable Funding Percentage for such Collection Period and (ii) with respect to Principal Collections, 100% minus the sum of (a) the aggregate of the floating allocation percentages for each outstanding Series of Certificates in their revolving periods, (b) the aggregate of the principal allocation percentages for all Series that are not in their revolving periods and (c) the Variable Funding Percentage for such Collection Period, but in any case the Retained Percentage shall not be less than 0%, and, after the Series 1994-1 Final Payment Date, Retained Percentage shall have the meaning assigned in the Agreement.

                    "Revolving Period" shall mean the period beginning at the opening of business on the Series Cut-Off Date and ending on the earliest of
(a) the last day of the Collection Period ending on September 30, 2001, (b) the day on which the Trustee mails notice to the Certificateholders that BCI has elected not to extend the Initial Principal Payment Date, and (c) the close of business on the Business Day immediately preceding the day on which an Early Amortization Period commences; provided, however, that if any Early Amortization Period ends as described in clause (c) of the definition thereof, the Revolving Period will recommence as of the close of business on the day such Early Amortization Period ends.

                    "Series Cut-Off Date" shall mean January 1, 1997.

                    "Series Issuance Date" shall mean, for Series 1997-1, the Closing Date.

                    "Series 1994-1 Final Payment Date" shall mean the date on which the full amount of the principal amount of the Series 1994- 1 Certificates and all interest accrued thereon has been paid in full and the Series 1994-1 Certificates have been fully discharged and have no further interest in the Trust.

                    "Series 1997-1 Accounts" shall have the meaning specified in Section 4.04(c)(i) hereof.

                    "Series 1997-1 Available Retained Collections" shall mean, with respect to any Deposit Date, an amount equal to the product of (a) the Available Retained Collections for such Deposit Date and (b) a fraction, the numerator of which is the Available Subordinated Amount and the denominator of which is the Pool Available Subordinated Amount, in each case on such Deposit Date.

                    "Series 1997-1 Excess Principal Collections" shall mean that portion of Excess Principal Collections allocated to Series 1997-1 pursuant to Section 4.10 hereof.

                    "Series 1997-1 Investor Allocation Percentage" for any Collection Period shall mean the percentage derived from the fraction the numerator of which is the Invested Amount as of the last Business Day preceding such Collection Period and the denominator of which is the Pool Invested Amount on the last Business Day preceding such Collection Period.

                    "Series 1997-1 Principal Shortfall" shall have the meaning specified in Section 4.10 hereof.

                    "Series 1997-1 Required Balance," prior to and including the Series 1994-1 Final Payment Date, shall mean, for any Distribution Date, the sum of (i) (x) the Required Investor Percentage multiplied by the Adjusted Invested Amount immediately prior to such date minus (y) the Pre-Allocated Invested Amount and (ii) the Available Subordinated Amount for the immediately preceding Distribution Date.

                    "Series 1997-1 Required Balance," after the Series 1994-1 Final Payment Date, shall mean, as of any date of determination, the sum of (i) the Required Investor Percentage multiplied by the Adjusted Invested Amount as of the close of business on the immediately preceding day and (ii) the Available Subordinated Amount as of the close of business on such immediately preceding day.

                    "Series 1997-1 Termination Date" shall mean the April 2004 Distribution Date.

                    "Servicing Fee Rate" shall mean, with respect to the Certificates, 2% or, for any Distribution Date in respect of which the Monthly Servicing Fee has been waived, 0%.

                    "Subordinated Percentage" shall equal the percentage equivalent of a fraction, the numerator of which is 5.5% and the denominator will be the excess of 100% over 5.5%.

                    "Telerate Page 3750" shall mean the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

                    "Termination Proceeds" shall mean any Termination Proceeds arising out of a sale of Receivables (or interests therein) pursuant to Section 12.02(c) of the Agreement with respect to Series 1997-1.

                    "Variable Funding Percentage," prior to and including the Series 1994-1 Final Payment Date, shall mean for any Collection Period, a percentage (which percentage shall never be less than 0% nor more than 100%) equal to the Variable Funding Amount as of the last day of the immediately preceding Collection Period divided by the Pool Balance as of such last day (or as of the Series Cut-Off Date with respect to the first Collection Period); provided, however, that for purposes of allocating Principal Collections following the occurrence of a Liquidation Event, the Variable Funding Percentage will be calculated on the basis of the Variable Funding Amount as of the last day immediately preceding the date of such Liquidation Event; and provided further, that following a Liquidation Event, the relative interest of the Variable Funding Certificate in further allocations of Non-Principal Collections will not be less than the relative interest thereof as of the Liquidation Event, and, after the Series 1994-1 Final Payment Date, Variable Funding Percentage shall have the meaning assigned in the Agreement.

                    SECTION 2.02.  Interpretive Provisions.

                    (a) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Series Supplement or the Agreement with respect to the Certificates, Standard & Poor's and Moody's. As used in this Series Supplement and in the Agreement with respect to the Certificates, "highest investment category" shall mean (i) in the case of Standard & Poor's, AAA and A-1+, as applicable, and (ii) in the case of Moody's, Aaa and P-1, as applicable.

                    (b) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. The definitions in Section 2.01 of this Series Supplement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                    (c) For purposes of calculating the Required Pool Balance under the Agreement, (I) the amount for Series 1997-1 to be used in clause (i) of the definition of Required Pool Balance contained in Section 1.01 of the Agreement shall be calculated as follows: (A) the product of (x) the Required Investor Percentage and (y) the Adjusted Invested Amount minus (B) the Pre-Allocated Invested Amount and (II) the amount for Series 1997-1 to be used in clause (iii) of the definition of Required Pool Balance in Section 1.01 of the Agreement shall be calculated as the amount equal to the positive difference, if any, between the amount on deposit in the Reserve Fund and the Reserve Fund Required Amount.

                    (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation."

                    SECTION 2.03. Transitional Provisions Relating to Series 1994-1 Final Payment Date. Whenever in this Series Supplement calculations are required to be made for a Collection Period during which the Series 1994-1 Final Payment Date occurred, allocations with respect to Collections received from the first day of such Collection Period through the Series 1994-1 Final Payment Date shall be deemed to have been deposited and the Deposit Date with respect thereto shall be the first Business Day following the Series 1994-1 Final Payment Date.


                                  ARTICLE III

                                 Servicing Fee

                    SECTION 3.01. Servicing Compensation. The monthly servicing fee hereunder shall be payable to the Servicer, in arrears, on each Distribution Date in respect of any Collection Period (or portion thereof) occurring prior to the earlier of the Series 1997-1 Termination Date and the first Distribution Date on which the Invested Amount is zero. An amount equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Invested Amount as of the last day of the Collection Period second preceding such Distribution Date (the "Monthly Servicing Fee") shall be paid on behalf of the Certificateholders pursuant to Sections 4.06(a)(iii) and (vi); provided, however, that with respect to the first Distribution Date, the Monthly Servicing Fee shall be equal to $213,562.50. A portion of the Monthly Servicing Fee (the "Net Servicing Fee") will be payable in the priority set forth in Section 4.06(a) and, on each such Distribution Date shall be an amount equal to one-twelfth of the product of (a) the Net Servicing Fee Rate and (b) the Invested Amount as of the last day of the Collection Period second preceding such Distribution Date; provided, however, that with respect to the first Distribution Date the Net Servicing Fee shall be $106,781.25. The remaining portion of the Servicing Fee not allocable to the Certificates shall be paid by the Holder of the BCRC Certificate, the Holder(s) of any Supplemental Certificates(s), the Holder of the Variable Funding Certificate and the Holders of other outstanding Series of Investor Certificates, and in no event shall the Trust, the Trustee or the Holders of the Certificates be liable for any such remaining portion. The Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in accordance with the terms of this Series Supplement.

                    The Servicer will be permitted, in its sole discretion, to waive the Monthly Servicing Fee for any Distribution Date by written notice given to the Trustee at least two Business Days prior to such Distribution Date; provided, however, that the Servicer believes that sufficient Non-Principal Collections will be available on any future Distribution Date to pay the Monthly Servicing Fee relating to the amount thereof so waived. If the Servicer so waives the Monthly Servicing Fee for any Distribution Date, the Monthly Servicing Fee (including the Net Servicing Fee) for such Distribution Date shall be deemed to be zero for all purposes of this Series Supplement and the Agreement; and provided further, that such Monthly Servicing Fee shall be paid on a future Distribution Date solely to the extent amounts are available therefor pursuant to Section 4.09(b) hereof.


                                   ARTICLE IV

                        Rights of Certificateholders and
                   Allocation and Application of Collections

                    SECTION 4.01A. Allocations; Payments to Holder(s) of the BCRC Certificate and any Supplemental Certificate(s). The provisions of this
Section 4.01A shall apply only prior to and including the Series 1994-1 Final Payment Date.

                    (a) Except as otherwise provided by the terms of the Agreement, the Servicer, as promptly as possible following receipt, but in no event later than two (2) Business Days following such receipt, shall deposit all Collections (which may be deposited net of the sum of (i) the Variable Funding Percentage of such Collections and (ii) the Excess Retained Percentage of such Collections) into the Collection Account; provided, however, that if Collections are not deposited net of the foregoing amounts, the withdrawals to be made from the Collection Account pursuant to this Article IV do not apply to funds on deposit in the Collection Account with respect to such net amounts. Except as otherwise provided in Article VII or Article VIII hereof, Non-Principal Collections and Principal Collections, Miscellaneous Payments and Defaulted Amounts, as they relate to the Certificates, shall be allocated and distributed as set forth in this Article IV.

                    (b) On each Deposit Date with respect to any Collection Period, the Servicer may instruct the Trustee in writing to withdraw from the Collection Account (or, to the extent not required to be deposited therein pursuant to Section 4.03 of the Agreement, to otherwise make available) and pay to the Holder(s) of the BCRC Certificate and any Supplemental Certificate(s), pro rata in accordance with the respective percentage interests thereof, an amount equal to (i) the Excess Retained Percentage of all Collections deposited in the Collection Account for such Deposit Date plus (ii) the Available Retained Collections deposited in the Collection Account for such Deposit Date, if the Pool Balance (determined after giving effect to any Principal Receivables transferred to the Trust on any such Deposit Date) exceeds the Required Pool Balance for the immediately preceding Distribution Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date); provided, however, that Available Retained Collections shall be paid to the Holder(s) of the BCRC Certificate and any Supplemental Certificate(s) with respect to any Collection Period only after an amount equal to the sum of (x) the Deficiency Amount, if any, relating to the immediately preceding Distribution Date and (y) the excess, if any, of the Reserve Fund Required Amount over the amount in the Reserve Fund on the immediately preceding Distribution Date (after giving effect to the allocations of, distributions from, and deposits in, the Reserve Fund on the following Distribution Date), has been deposited in the Collection Account from such Available Retained Collections.

                    The withdrawals to be made from the Collection Account pursuant to this Section 4.01A(b) do not apply to deposits into the Collection Account that do not represent Collections, including Miscellaneous Payments, payment of the purchase price for the Certificates pursuant to Section 2.03 of the Agreement, payment of the purchase price for the Certificates pursuant to
Section 7.01 hereof and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.02 or Section 12.02 of the Agreement.

                    (c) The Servicer shall, no later than four (4) Business Days prior to each Distribution Date, instruct the Trustee in writing to withdraw from the Collection Account and deposit into the Reserve Fund on such Distribution Date, with respect to the Revolving Period, the Available Retained Collections on deposit in the Collection Account, up to the amount of the excess, if any, determined pursuant to Section 4.01A(b)(y) hereof.

                    SECTION 4.01B. Collections and Allocations for Series 1997-1. The provisions of this Section 4.01B shall apply only after the Series 1994-1 Final Payment Date.

                    (a) Allocations of Non-Principal Collections and Series 1997-1 Available Retained Collections. The Servicer shall, on or prior to the close of business on each Deposit Date, allocate the following amounts as set forth below:

                    (i) During the Revolving Period, the Amortization Period and any Initial Amortization Period, the Servicer shall allocate to Series 1997-1 an amount equal to the sum of (1) the product of (x) the Floating Allocation Percentage for such Deposit Date and (y) the aggregate amount of Non-Principal Collections on such Deposit Date and
         (2) the Series 1997-1 Available Retained Collections for such Deposit Date (such amount for any Deposit Date, the "Daily Allocation"), and of that allocation, deposit and retain in the Collection Account an amount not less than the lesser of (I) the Daily Allocation on such Deposit Date and (II) the difference between (q) the sum of (1) Monthly Interest, any Class A Carry-Over Amount and any Class B Carry-Over Amount for the related Distribution (provided that prior to the Adjustment Date, the Servicer shall calculate such Monthly Interest in good faith assuming that the Class A Certificate Rate and the Class B Certificate Rate for the Interest Period commencing during such Collection Period are the same as the corresponding rates for the Interest Period ending during such Collection Period), (2) if BCI is not the Servicer, the Monthly Servicing Fee for the current Collection Period, (3) the sum for each day through such Deposit Date of the Floating Allocation Percentage of the Defaulted Amount, and (4) the Reserve Fund Deposit Amount, if any, for the immediately preceding Distribution Date (after giving effect to any withdrawals from or deposits to the Reserve Fund on such Deposit Date and (r) the amounts previously deposited in the Collection Account for the current Collection Period pursuant to this Section

         4.01B(a)(i) and the remainder of such Daily Allocation shall be retained by the Servicer for allocation pursuant to Sections 4.01B(c), 4.06(a) and 4.07 hereof.

                    (ii) During the Amortization Period, allocate to Series 1997-1 and deposit and retain in the Collection Account an amount equal to the Daily Allocation for such Deposit Date.

                    (b) Allocations of Principal Collections. The Servicer shall, on or prior to the close of business on each Deposit Date, allocate the following amounts, as set forth below:

                    (i)   During the Revolving Period, allocate to Series
         1997-1 an amount equal to the product of (x) the Floating Allocation Percentage for such Deposit Date and (y) the aggregate amount of Principal Collections on such Deposit Date (such product for any Deposit Date, the "Daily Principal Allocation"), which amount shall be retained by the Servicer for application in accordance with Section 4.06(b); provided, however, that the Daily Principal Allocation for any Deposit Date shall be retained by the Servicer only if the Pool Balance for the immediately preceding Business Day (determined after giving effect to any Principal Receivables transferred to the Trust through the close of business on such Business Day) exceeds the Required Pool Balance for such Business Day (calculated before giving effect to any deposits to the Excess Funding Account and any excess funding account for any other Series in their revolving period or, if applicable, their amortization period through the close of business on such Business Day) and otherwise shall be deposited in the Excess Funding Account in an amount up to the Excess Funded Amount for such Deposit Date minus the amount then on deposit in the Excess Funding Account and the remainder shall be retained by the Servicer for application in accordance with Section 4.06(b) hereof.

                    (ii) During the Amortization Period, allocate to Series 1997-1 and deposit and retain in the Collection Account an amount equal to the Daily Principal Allocation (which, during the Amortization Period, shall be an amount equal to the product of (x) the Principal Allocation Percentage for such Deposit Date and (y) the aggregate amount of Principal Collections on such Deposit Date); provided, however, that if the sum of the Daily Principal Allocations for the same Collection Period exceeds the Class A Controlled Distribution Amount for the related Class A Amortization Date plus, for the Collection Period immediately preceding the Class B Expected Payment Date, the outstanding principal balance of the Class B Certificates, then such excess shall not be deposited in the Collection Account but shall be retained by the Servicer for application in accordance with Section 4.06(d) hereof; provided further, however, that such excess for any Deposit Date shall be retained by the Servicer only if the Pool Balance for the immediately preceding Business Day (determined after giving effect to any Principal Receivables transferred to the Trust through the close of business on such Business Day) exceeds the Required Pool Balance for such Business Day (calculated before giving effect to any deposits to the Excess Funding Account and any excess funding account for any other Series in their revolving period or, if applicable, their amortization period through the close of business on such Business
         Day) and otherwise shall be deposited in the Excess Funding Account in an amount up to the Excess

         Funded Amount for such Deposit Date minus the amount then on deposit in the Excess Funding Account and the remainder shall be retained by the Servicer for application in accordance with Section 4.06(c) hereof.

                    (iii) During any Initial Amortization Period or Early Amortization Period, allocate to Series 1997-1 and deposit and retain in the Collection Account an amount equal to the Daily Principal Allocation (which, during any Initial Amortization Period or Early Amortization Period shall be an amount equal to the product of
         (x) the Principal Allocation Percentage for such Deposit Date and (y) the aggregate amount of Principal Collections on such Deposit Date); provided, however, that after the date on which an amount of such Daily Principal Allocations equal to the outstanding principal balance of the Class A Certificates and the Class B Certificates has been deposited into the Collection Account and allocated to Series 1997-1, the amount determined in accordance with this subparagraph (iii) in excess thereof shall be retained by the Servicer for application in accordance with Section 4.06(c) hereof.


                    (c) On the second Business Day preceding each Distribution Date with respect to the Revolving Period, the Initial Amortization Period or the Amortization Period, the Servicer shall deposit in the Collection Account an amount equal to the sum of (1) the excess, if any, of any Daily Allocation (or portion thereof) consisting of the Floating Allocation Percentage of Non-Principal Collections retained by the Servicer and not deposited in the Collection Account during the related Collection Period over the amounts required to be distributed on the related Distribution Date pursuant to clauses (i) through (viii) of Section 4.06(a), provided that if BCI is the Servicer, BCI may make such deposit net of the Monthly Servicing Fee and
(2) the excess, if any, of any Daily Allocation (or portion thereof) consisting of the sum of the Series 1997-1 Available Retained Collections for the related Collection Period retained by the Servicer and not deposited in the Collection Account over the amounts required to be distributed on the related Distribution Date out of Series 1997-1 Available Retained Collections pursuant to Section 4.07.

                    The withdrawals to be made from the Collection Account pursuant to this Section 4.01B do not apply to deposits into the Collection Account that do not represent Collections,including Miscellaneous Payments, payment of the purchase price for the Certificates pursuant to Section 2.03 of the Agreement, payment of the purchase price for the Certificates pursuant to
Section 7.01 hereof and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.02 or 12.02 of the Agreement.

                    SECTION 4.02.  Monthly Interest.

                    (a) The amount of monthly interest with respect to the Class A Certificates ("Class A Monthly Interest") on any Distribution Date shall be an amount equal to (x) the actual number of days elapsed in the related Interest Period divided by 360 days, multiplied by (y) the product of (i) the Class A Certificate Rate and (ii) the outstanding principal balance of the Class A Certificates as of the close of business on the preceding Distribution Date (after giving effect to all repayments of principal allocated to the Class A Certificates on such preceding Distribution Date, if any); provided, however, with respect to the first Distribution Date, Class A Monthly Interest shall be equal to $1,605,500.

                    Two Business Days prior to each Distribution Date, the Servicer shall determine and notify the Trustee in the Distribution Date Statement of the excess, if any, of (x) the sum of Class A Monthly Interest for the Interest Period applicable to such Distribution Date plus the amount, if any, of the Class A Interest Shortfall which was due but not paid on the prior Distribution Date over (y) the amount which will be available to be distributed with respect to the Class A Certificates on such Distribution Date in respect thereof pursuant to this Series Supplement (such excess, the "Class A Interest Shortfall"). If, on any Distribution Date, the Class A Interest Shortfall is greater than zero, then an additional amount ("Class A Additional Interest") equal to (x) the actual number of days in the Interest Period commencing on such Distribution Date divided by 360 days multiplied by (y) the product of (i) the Class A Certificate Rate for such Interest Period and (ii) such Class A Interest Shortfall shall be payable as provided herein with respect to the Class A Certificates on the Distribution Date following such Distribution Date. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be distributed with respect to the Class A Certificates only to the extent permitted by applicable law.

                    (b) The amount of monthly interest with respect to the Class B Certificates ("Class B Monthly Interest") on any Distribution Date shall be an amount equal to (x) the actual number of days elapsed in the related Interest Period divided by 360 days multiplied by (y) the product of
(i) the Class B Certificate Rate and (ii) the outstanding principal balance of the Class B Certificates as of the close of business on the preceding Distribution Date (after giving effect to all repayments of principal allocated to the Class B Certificates on such preceding Distribution Date, if any); provided, however, with respect to the first Distribution Date, Class B Monthly Interest shall be equal to $112,986.93.

                    Two Business Days prior to each Distribution Date, the Servicer shall determine and notify the Trustee in the Distribution Date Statement of the excess, if any, of (x) the sum of the Class B Monthly Interest for the Interest Period applicable to such Distribution Date plus the amount, if any, of the Class B Interest Shortfall which was due but not paid on the prior Distribution Date over (y) the amount which will be available to be distributed with respect to the Class B Certificates on such Distribution Date in respect thereof pursuant to this Series Supplement (such excess, the "Class B Interest Shortfall"). If, on any Distribution Date, the Class B Interest Shortfall is greater than zero, then an additional amount ("Class B Additional Interest") equal to (x) the actual number of days in the Interest Period commencing on such Distribution Date divided by 360 days multiplied by (y) the product of (i) the Class B Certificate Rate for such Interest Period and (ii) such Class B Interest Shortfall shall be payable as provided herein with respect to the Class B Certificates on the Distribution Date following such Distribution Date. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be distributed only to the extent permitted by applicable law.

                    (c) Any and all determinations made by the Servicer pursuant to this Section 4.02 shall be communicated in writing and delivered to the Trustee no later than the Business Day preceding the relevant Distribution Date.

                    SECTION 4.03. Determination of Monthly Principal. The amount of Monthly Principal distributable with respect to the Certificates on each Distribution Date with respect to an Early Amortization Period or an Initial Amortization Period shall be equal to the Available Investor Principal Collections with respect to such Distribution Date; provided, however, that Monthly Principal shall in no event exceed the outstanding principal balance of the applicable Class of Certificates. The amount of Monthly Principal distributable with respect to the Certificates on each Distribution Date with respect to the Amortization Period shall be equal to the Available Investor Principal Collections with respect to such Distribution Date; provided, however, that Monthly Principal distributable to the Holders of the Class A Certificates on any Class A Amortization Date shall in no event exceed the Class A Controlled Distribution Amount; and provided further, that Monthly Principal distributable to the Holders of the Class A Certificates and the Class B Certificates shall in no event exceed in the aggregate the outstanding principal balances of the Class A Certificates and the Class B Certificates, respectively.

                    SECTION 4.04. Establishment of Reserve Fund and Excess Funding Account.

                    (a)(i)  The Servicer, for the benefit of the
         Certificateholders, shall cause the Trustee to establish and maintain with an Eligible Institution, to be held on behalf of the Trust, an Eligible Deposit Account (the "Reserve Fund") which shall be identified as the "Reserve Fund for the Bombardier Receivables Master Trust, Series 1997-1" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

                    (ii) At the written direction of the Servicer, funds on deposit in the Reserve Fund shall be invested by the Trustee in Eligible Investments selected by the Servicer that will mature so that such funds will be available at the close of business on or before the Business Day next preceding the following Distribution Date. All Eligible Investments shall be held in the Reserve Fund for the benefit of the Certificateholders. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Reserve Fund received prior to such Distribution Date shall be applied as set forth in Section 4.06(a) hereof. Funds deposited in the Reserve Fund on a Business Day (which immediately precedes a Distribution Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

                    (b)(i)  The Servicer, for the benefit of the
         Certificateholders, shall establish and maintain in the name of the Trustee with an Eligible Institution, on behalf of the Trust, an Eligible Deposit Account (the "Excess Funding Account"), which shall be identified as the "Excess Funding Account for Bombardier Receivables Master Trust,

         Series 1997-1" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

                    (ii) At the written direction of the Servicer, funds on deposit in the Excess Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Certificateholders. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) of funds on deposit in the Excess Funding Account shall be applied as set forth in Section 4.06(a) hereof.

                    (c)(i) The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in, and all Eligible Investments credited to, the Reserve Fund and the Excess Funding Account (collectively the "Series 1997-1 Accounts") and in all proceeds thereof. The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in, and all Eligible Investments credited to, the Series 1997-1 Accounts and in all proceeds thereof. The Series 1997-1 Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If, at any time, any of the Series 1997- 1 Accounts ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent) establish a new Series 1997-1 Account meeting the conditions specified in subsection (a)(i) or (b)(i), as applicable, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Series 1997-1 Account. Neither the Depositor, the Servicer nor any person or entity claiming by, through or under the Depositor, the Servicer or any such person or entity shall have any right, title or interest in, or any right to withdraw any amount from, any Series 1997-1 Account, except as expressly provided herein. Schedule I hereto, which is hereby incorporated into and made part of this Series Supplement, identifies each Series 1997-1 Account by setting forth the Eligible Institution with which the Series 1997-1 Account is established, the account number of each such account and the account designation of each such account. If a substitute Series 1997-1 Account is established pursuant to this
         Section 4.04, the Servicer shall provide to the Trustee an amended
         Schedule I, setting forth the relevant information for such substitute Series 1997-1 Account.

                    (ii)  Pursuant to the authority granted to the Servicer in
         Section 3.01(a) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to take withdrawals and payments from the Series 1997-1 Accounts for the purposes of carrying out the Servicer's or Trustee's duties hereunder.

                    SECTION 4.05. Deficiency Amount. With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Deficiency Amount"), if any, by which:

                    (a)  the sum of:

                    (i)  Monthly Interest for such Distribution Date,

                    (ii) any Monthly Interest previously due but not distributed with respect to the Certificates on a prior Distribution Date,

                    (iii) Additional Interest, if any, for such Distribution Date and any Additional Interest previously due (to the extent permitted under applicable law) but not distributed on the Certificates on a prior Distribution Date,

                    (iv)  the Net Servicing Fee for such Distribution Date,

                    (v) the Investor Default Amount, if any, for such Distribution Date, and

                    (vi) the Series 1997-1 Investor Allocation Percentage of the amount of any Adjustment Payment required to be deposited in the Collection Account pursuant to Section 3.09(a) of the Agreement with respect to the related Collection Period that has not been so deposited as of such Determination Date, exceeds, (b) the sum of:

                    (i) Investor Non-Principal Collections plus any Investment Proceeds with respect to such Distribution Date, and

                    (ii) the amount of funds in the Reserve Fund which are available pursuant to Section 4.07(a) hereof to cover any portion of the amount, if any, by which the amount of clause (a) exceeds the amount of clause (b)(i).

The "Required Subordination Draw Amount" shall be the lesser of (x) the Deficiency Amount and (y) the Available Subordinated Amount on the related Determination Date.

                    SECTION 4.06. Application of Investor Non-Principal Collections, Investment Proceeds and Available Investor Principal Collections. The Servicer shall cause the Trustee to make the following distributions on each Distribution Date based on the information contained in the Distribution Date Statement.

                    (a) On each Distribution Date, an amount equal to the sum of Investor Non-Principal Collections and any Investment Proceeds with respect to such Distribution Date shall be distributed in the following priority:

                                (i) first, an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, plus, but only to the extent permitted under applicable law, the amount of any Class A Additional

                         Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, shall be distributed to the Class A Certificateholders;

                                  (ii)  second, an amount equal to Class B
                          Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date, plus, but only to the extent permitted under applicable law, the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date, shall be distributed to the Class B Certificateholders;

                                  (iii) third, an amount equal to the Net
                          Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account or waived);

                                  (iv)  fourth, an amount equal to the Reserve
                          Fund Deposit Amount, if any, for such Distribution Date shall be deposited in the Reserve Fund;

                                  (v)   fifth, an amount equal to the Investor
                          Default Amount, if any, for such Distribution Date shall be treated as a portion of Available Investor Principal Collections for such Distribution Date and distributed as provided in Section 4.06(b), 4.06(c), or 4.06(d) below, as applicable;

                                  (vi)  sixth, an amount equal to the
                          remainder of the Monthly Servicing Fee for such Distribution Date, if any, due but not paid the Servicer shall be paid to the Servicer (unless such amount has been netted against deposits to the Collection Account or waived);

                                  (vii) seventh, an amount equal to the Class
                          A Carry-Over Amount, if any, for such Distribution Date, plus the amount of any Class A Carry-Over Amount previously due but not distributed with respect to the Class A Certificates on a prior Distribution Date, shall be distributed to the Class A Certificateholders;

                                  (viii)  eighth, an amount equal to the Class
                          B Carry-Over Amount, if any, for such Distribution Date, plus the amount of any Class B Carry-Over Amount previously due but not distributed on Class B Certificates on a prior Distribution Date, shall be distributed to the Class B Certificateholders; and

                                  (ix)  ninth, the balance, if any, shall
                          constitute Excess Servicing and shall be allocated and distributed as set forth in Section 4.09 hereof.

                                  (b)   On each Distribution Date with respect
to the Revolving Period, an amount equal to the Available Investor Principal Collections for such Distribution Date shall be distributed as follows:

                                  (i) prior to and including the Series 1994-1 Final Payment Date, the Trustee shall apply such Available Investor Principal Collections first, if the Pool Balance at the end of the preceding Collection Period is less than the Required Pool Balance for such Distribution Date (calculated before giving effect to any deposits to the Excess Funding Account and any excess funding account for any other Series in their revolving periods to be made on such Distribution Date), to make a deposit into the Excess Funding Account in an amount equal to the Excess Funded Amount as of such Distribution Date minus the amount then on deposit in the Excess Funding Account (after taking into account any amounts deposited into the Excess Funding Account pursuant to Section 4.12 of this Supplement), and second, an amount equal to the balance (such balance being part of "Excess Principal Collections"), if any, of such Available Investor Principal Collections shall be applied in accordance with Section 4.04 of the Agreement.

                                  (ii)  after the Series 1994-1 Final Payment
                          Date, the Trustee shall apply such Available Investor Principal Collections, in accordance with the written directions of the Servicer, first, to make a deposit into the Excess Funding Account in an amount equal to the Excess Funded Amount as of the close of business on the preceding Business Day minus the amount then on deposit in the Excess Funding Account, and second, an amount equal to the balance (such balance being part of "Excess Principal Collections"), if any, of such Available Investor Principal Collections shall be applied in accordance with Section 4.04 of the Agreement.

                                  (c)  On each Distribution Date with respect
to an Early Amortization Period or an Initial Amortization Period, an amount equal to Available Investor Principal Collections for such Distribution Date shall be distributed in the following order of priority:

                                  (i)  first, an amount equal to the Monthly
                          Principal for such Distribution Date will be distributed first to the holders of the Class A Certificates until the principal amount thereof is reduced to zero, and then to the holders of the Class B Certificates until the principal amount thereof is reduced to zero; and

                                  (ii)  second, an amount equal to the balance
                          (such balance being part of "Excess Principal Collections"), if any, of such Available Investor Principal Collections shall be applied in accordance with Section 4.04 of the Agreement.

                                  (d)  On each Distribution Date with respect
to the Amortization Period, an amount equal to Available Investor Principal Collections for such Distribution Date shall be distributed in the following order of priority:

                                  (i)  on each Class A Amortization Date, to
                          the Class A Certificates, an amount equal to the lesser of (x) the Class A Controlled Distribution Amount for such date and (y) the Available Investor Principal Collections for such date until the principal balance of the Class A Certificates has been reduced to zero;

                                  (ii) on each Distribution Date commencing on the Distribution Date on which the principal balance of the Class A Certificates has been reduced to zero, to the Class B Certificates, an amount equal to the lesser of (x) the outstanding principal balance of the Class B Certificates and (y) the Available Investor Principal Collections for such date (after giving effect to any portion thereof distributable to the Class A Certificates pursuant to clause (i) above);

                                  (iii)  an amount equal to the lesser of (x)
                          the Excess Funded Amount as of the close of business on the preceding Business Day minus the amount then on deposit in the Excess Funding Account and (y) the Available Investor Principal Collections for such date (after giving effect to any portion thereof distributable to the Class A Certificates or the Class B Certificates pursuant to clauses (i) and (ii) above); and

                                  (iv)  an amount equal to the balance
                          including, on each Class A Amortization Date, Available Investor Principal Collections not used to make principal distributions on the Class A Certificates pursuant to clause (i) above (such balance being part of "Excess Principal Collections"), if any, of such Available Investor Principal Collections shall be applied in accordance with Section 4.04 of the Agreement.

                                  (e)  The distributions to be made pursuant to
this Section 4.06 are subject to the provisions of Section 2.03, Section 9.02,
Section 10.01 and Section 12.02 of the Agreement and Section 8.01 and Section
8.02 of this Series Supplement.

                          SECTION 4.07.  Application of Reserve Fund and
Available Subordinated Amount.

                          (a)  If the Investor Non-Principal Collections and
Investment Proceeds on any Distribution Date are not sufficient to make the entire distributions required on such Distribution Date by clauses (i), (ii),
(iii) and (v) of Section 4.06(a) hereof, the Servicer shall by written instruction cause the Trustee to withdraw funds from the Reserve Fund to the extent available therein, and apply such funds to complete the distributions pursuant to clauses (i), (ii), (iii) and (v) of Section 4.06(a) hereof.

                          (b)  If there is a Deficiency Amount for such
Distribution Date, the Servicer shall, subject to the following paragraph, apply or cause the Trustee to apply the aggregate amount of Series 1997-1 Available Retained Collections for the related Collection Period, but only up to the amount of the Required Subordination Draw Amount, to make up the shortfall in the distributions required by clauses (i), (ii), (iii) and (v) of
Section 4.06(a) hereof that have not been made through the application of funds from the Reserve Fund in accordance with subsection (a) of this Section 4.07. Any such Series 1997-1 Available Retained Collections remaining after the application thereof pursuant to the preceding sentence shall be treated as a portion of Available Investor Principal Collections for such Distribution Date, but only up to the amount of unpaid Adjustment Payments allocated to the Certificates as described in Section 4.05(a)(vi) hereof. The Holder of the BCRC Certificate may elect to increase the Available Subordinated Amount, up to a maximum aggregate increase equal to 1% of the Initial

Principal Amount in order to avoid the occurrence of an Early Amortization Event pursuant to Section 6.01(a) hereof.

                    Prior to the Series 1994-1 Final Payment Date, if for such Distribution Date the sum of the Required Subordination Draw Amount and the aggregate of the required subordination draw amounts for all other Series outstanding exceeds the Available Retained Collections on deposit in the Collection Account on such Distribution Date, then such Available Retained Collections shall be allocated to such Series (including the Certificates) pro rata on the basis of such required subordination draw amounts (including the Required Subordination Draw Amount).

                    (c) After giving effect to the allocations of, distributions from, and deposits to, the Reserve Fund made pursuant to Section 4.01A(c), Section 4.04 and Section 4.06(a) hereof and subsections (a) and (d) of this Section 4.07, (i) if the amount in the Reserve Fund is greater than the Reserve Fund Required Amount (or, for any Distribution Date with respect to an Early Amortization Period, the Excess Reserve Fund Required Amount) for such Distribution Date, then the Servicer shall direct the Trustee in writing to withdraw and distribute such excess amount (or otherwise make such amount available) to the Holder of the BCRC Certificate and (ii) if the amount in the Reserve Fund is less than such Reserve Fund Required Amount, then the Trustee shall, subject to the following paragraph, transfer to the Eligible Institution holding the Reserve Fund any remaining Series 1997-1 Available Retained Collections (to the extent of the Available Subordinated Amount) for the related Collection Period for deposit into the Reserve Fund until the amount in the Reserve Fund is equal to such Reserve Fund Required Amount. If the outstanding principal balance of the Certificates is greater than zero on the Series 1997-1 Termination Date, any funds in the Reserve Fund will be treated as Available Investor Principal Collections for the Distribution Date occurring on the Series 1997-1 Termination Date. Upon payment in full of the outstanding principal balance of the Certificates, any funds remaining on deposit in the Reserve Fund shall be paid (or made available) to the Holder(s) of the BCRC Certificate and any Supplemental Certificate(s), pro rata in accordance with the respective percentage interests thereof.

                    Prior to the Series 1994-1 Final Payment Date, if for such Distribution Date the sum of the amount required to be deposited into the Reserve Fund and the aggregate of the amounts required to be deposited into the reserve funds for all other Series outstanding exceeds the Available Retained Collections that remain available to make such deposits on such Distribution Date, then such remaining Available Retained Collections shall be allocated to such Series (including the Certificates) pro rata on the basis of the amounts required to be deposited in each such reserve fund (including the Reserve
Fund).

                    (d) If, for any Distribution Date with respect to an Early Amortization Period, after giving effect to the allocations of, distributions from, and deposits in, the Reserve Fund made pursuant to Section 4.01A(c),
Section 4.04 and Section 4.06(a) hereof and subsection (a) of this Section 4.07, the amount in the Reserve Fund is less than the Excess Reserve Fund Required Amount for such Distribution Date, the Trustee shall, subject to the following paragraph, deposit any remaining Series 1997-1 Available Retained Collections (to the extent of the Available Subordinated Amount) for the related Collection Period into the

Reserve Fund until the amount in the Reserve Fund is equal to such Excess Reserve Fund Required Amount.

                    Prior to the Series 1994-1 Final Payment Date, if for any Distribution Date the sum of the amount required to be deposited into the Reserve Fund to fund the Excess Reserve Fund Required Amount and the aggregate of the amounts required to be deposited into the reserve funds for all other Series outstanding to fund the excess reserve fund required amounts for such Series exceeds the remaining Available Retained Collections available to make such deposits for such Distribution Date, then such remaining Available Retained Collections shall be allocated to such Series (including the Certificates) pro rata on the basis of such amounts required to be deposited in each such reserve fund (including the Reserve Fund) to fund the excess reserve fund required amount.

                    (e) The balance of the Series 1997-1 Available Retained Collections for the related Collection Period on any Distribution Date, after giving effect to any distributions thereof pursuant to subsections (b), (c) and
(d) of this Section 4.07 and the distributions in respect of other Series referred to in subsections (b), (c) and (d) of this Section 4.07, shall be distributed to the Holder(s) of the BCRC and any Supplemental Certificate(s), pro rata in accordance with the respective percentage interests thereof, on such Distribution Date.

                    SECTION 4.08. Investor Charge-Offs. If, on any Distribution Date on which the Available Subordinated Amount (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Distribution Date) is zero and the Deficiency Amount for such Distribution Date is greater than zero, the Invested Amount shall be reduced by the excess of such Deficiency Amount over any remaining Available Subordinated Amount on the related Determination Date, but not by more than the Investor Default Amount for such Distribution Date (an "Investor Charge-Off"). Investor Charge-Offs shall thereafter be reimbursed (but not by an amount in excess of the aggregate unreimbursed Investor Charge-Offs) on any Distribution Date by the sum of (a) Allocable Miscellaneous Payments with respect to such Distribution Date and (b) the amount of Excess Servicing allocated and available for that purpose pursuant to Section 4.09(a) hereof.

                    SECTION 4.09. Excess Servicing. The Servicer shall by written instruction cause the Trustee to apply to the extent not already so distributed, on each Distribution Date, Excess Servicing with respect to the Collection Period immediately preceding such Distribution Date, to make the following distributions in the following priority:

                    (a) an amount equal to the aggregate amount of Investor Charge-Offs which have not been previously reimbursed as provided in Section
4.08 hereof (after giving effect to the allocation on such Distribution Date of any amount for that purpose pursuant to Section 4.08(a) hereof) shall be treated as a portion of Available Investor Principal Collections with respect to such Distribution Date;

                    (b) an amount equal to the aggregate outstanding amounts of any Monthly Servicing Fees which have been previously waived pursuant to
Section 3.01 hereof and which
have not been previously paid pursuant to this Section 4.09(b) shall be distributed to the Servicer; and

                    (c) the balance, if any, shall be distributed (or otherwise made available) to the Holder(s) of the BCRC Certificate and any Supplemental Certificate(s), pro rata in accordance with the respective percentage interests thereof.

                    SECTION 4.10.  Principal Collections.

                    (a) The "Series 1997-1 Excess Principal Collections," with respect to any Distribution Date, shall mean Excess Principal Collections for all Series for such Distribution Date in an amount equal to the lesser of (a) the Series 1997-1 Principal Shortfall, if any, for such Distribution Date and
(b) an amount equal to the product of (x) Excess Principal Collections for all Series for such Distribution Date and (y) a fraction, the numerator of which is the Series 1997-1 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Distribution Date.

                    (b)  The "Series 1997-1 Principal Shortfall" for:

                          (x) any Class A Amortization Date shall equal the excess of (i) the Class A Controlled Distribution Amount plus, on the Class B Expected Payment Date, the outstanding principal balance of the Class B Certificates over (ii) Available Investor Principal Collections for such Class A Amortization Date);

                          (y) any Distribution Date with respect to an Early Amortization Period or an Initial Amortization Period shall equal the excess, if any, of (i) the Invested Amount (plus, in the case of the first Distribution Date following the end of the Collection Period in which an Early Amortization Period or an Initial Amortization Period shall have commenced, any amounts on deposit in the Excess Funding Account at the end of the Revolving Period) over (ii) Available Investor Principal Collections for such Distribution Date.

                    SECTION 4.11.  Excess Funding Account.

                    (a) Any funds on deposit in the Excess Funding Account upon the occurrence of an Early Amortization Event or the giving of notice that BCI has elected not to extend the Initial Principal Payment Date will be deposited in the Collection Account for application as Available Investor Principal Collections. In addition, no funds will be deposited in the Excess Funding Account during any Early Amortization Period or any Initial Amortization Period.

                    (b) The provisions of this Section 4.11(b) shall apply only prior to and including the Series 1994-1 Final Payment Date. If (i) on any Determination Date during the

Revolving Period there are any funds in the Excess Funding Account, (ii) the Pool Balance at the end of the preceding Collection Period is greater than the Pool Balance at the end of the second preceding Collection Period and (iii) the Pool Balance at the end of the preceding Collection Period is greater than the Required Pool Balance as of such Determination Date, then, subject to the other provisions of this Section 4.11(b) and to subsections (d) and (e) of this
Section 4.11, the Adjusted Invested Amount and the adjusted invested amounts (but, in each case, not in excess of the initial principal amount of such Series) for all other outstanding Series that provide for an excess funding account or similar arrangement and are in their revolving periods shall be increased such that, after giving effect to such increases, the Required Pool Balance is equal to the Pool Balance. On such Determination Date the Servicer shall notify the Trustee in writing of the amount, if any, of such increase in the Adjusted Invested Amount and the Trustee shall withdraw from the Excess Funding Account and pay (or otherwise make available) to the Holder(s) of the BCRC Certificate and any Supplemental Certificate(s), pro rata in accordance with the respective percentage interests thereof, or allocate to one or more other Series which are in amortization, early amortization or accumulation periods, on the immediately succeeding Distribution Date, an amount equal to the amount of such increase in the Adjusted Invested Amount. Such payment to the Holder(s) of the BCRC Certificate and any Supplemental Certificate(s) shall be in payment or partial payment pursuant to the Receivables Purchase Agreement for additional Principal Receivables transferred to the Trust or allocated to the Certificates. To the extent that the Adjusted Invested Amount is increased by any payment to the Holder(s) of the BCRC Certificate and any Supplemental Certificate(s) or any allocation to one or more other Series which are in amortization, early amortization or accumulation periods, the Retained Participation Amount or such other Series' invested amount, as applicable, shall be reduced by the amount of such payment.

                    (c) The provisions of this Section 4.11 (c) shall apply only after the Series 1994-1 Final Payment Date. If (i) on any Business Day during the Revolving Period or the Amortization Period there are any funds in the Excess Funding Account and (ii) the Pool Balance at the end of the preceding Business Day was greater than the Required Pool Balance at the end of such Business Day, then, subject to the other provisions of this Section 4.11(c) and to subsections (d) and (e) of this Section 4.11, the Adjusted Invested Amount and the adjusted invested amounts (but, in each case, not in excess of the initial principal amount of such Series) for all other outstanding Series that provide for an excess funding account or similar arrangement and are in their revolving periods or, if applicable, their amortization periods shall be increased such that, after giving effect to such increases, the Required Pool Balance is equal to the Pool Balance. On each such Business Day the Servicer shall notify the Trustee in writing of the amount, if any, of such increase in the Adjusted Invested Amount and the Trustee shall withdraw from the Excess Funding Account and pay (or otherwise make available) to the Holder(s) of the BCRC Certificate and any Supplemental Certificate(s), pro rata in accordance with the respective percentage interests thereof, or allocate to one or more other Series which are in amortization, early amortization or accumulation periods, on such Business Day, an amount equal to the amount of such increase in the Adjusted Invested Amount. Such payment to the Holder(s) of the BCRC Certificate and any Supplemental Certificate(s) shall be in payment or partial payment pursuant to the Receivables Purchase Agreement for additional Principal Receivables transferred to the Trust or allocated to the

Certificates. To the extent that the Adjusted Invested Amount is increased by any payment to the Holder(s) of the BCRC Certificate and any Supplemental Certificate(s) or any allocation to one or more other Series which are in amortization, early amortization or accumulation periods, the Retained Participation Amount or such other Series' adjusted invested amount, as applicable, shall be reduced by the amount of such payment.

                    (d) In the event that other Series issued by the Trust provide for excess funding accounts or other arrangements similar to the Excess Funding Account involving fluctuating levels of investments in Principal Receivables, the allocation of additional Principal Receivables to increase the Adjusted Invested Amount and the adjusted invested amounts of such other Series (and the related withdrawals from the Excess Funding Account and the other excess funding accounts or similar accounts) will be based on the proportion that the amount on deposit in the Excess Funding Account bears to amounts on deposit in the excess funding accounts (including the Excess Funding Account) of all Series providing for excess funding accounts or such similar arrangements or to amounts otherwise similarly available.

                    (e) In the event that any other Series is in an amortization period, early amortization period or accumulation period, the amounts of any withdrawals from the Excess Funding Account shall be applied first to satisfy in full any then applicable funding or payment requirements of such Series and second to make a payment to the Holder(s) of the BCRC Certificate and any Supplemental Certificate(s). In the event that more than one other Series is in an amortization period, early amortization period or accumulation period, the amounts of any withdrawals from the Excess Funding Account shall be allocated (and, if necessary, reallocated) among such Series as specified in the related Series Supplement, to meet the funding or payment requirements of each such Series first to satisfy in full all then applicable funding or payment requirements of each such Series and second to make a payment to the Holder(s) of the BCRC Certificate and any Supplemental Certificate(s).

                    SECTION 4.12. Initial Principal Payment Date. The Initial Principal Payment Date will be successively and automatically extended to the next Distribution Date unless the Servicer elects not to so extend the Initial Payment Date and provided that the Initial Principal Payment Date shall not be extended beyond the Class A Expected Final Payment Date. The Servicer shall effect an election not to extend the Initial Principal Payment Date by delivering a written notice (the "Notice Not to Extend") to the Trustee stating that BCI elects, effective as of a Distribution Date stated in the notice (the "Effective Distribution Date"), that the Initial Principal Payment Date not be extended beyond such Effective Distribution Date. To be effective, the Notice Not to Extend shall be delivered to the Trustee not later than the Distribution Date immediately preceding the Effective Distribution Date.

         Upon receipt by the Trustee of the Notice Not to Extend, the Trustee shall give notice of such election by mailing a copy of such Notice Not to Extend to each Certificateholder, BCRC and the Rating Agencies. If the Trustee receives the Notice of Election Not to Extend on or before the Distribution Date in the calendar month prior to the Effective Distribution Date, the Trustee shall mail copies of such notice as described in the preceding sentence not earlier than the first day of the Collection Period preceding the Collection Period in which the

Effective Distribution Date will occur and not later than the fifth Business Day following the Distribution Date immediately preceding the Effective Distribution Date.


                                   ARTICLE V

                          Distributions and Reports to
                        Series 1997-1 Certificateholders

                    SECTION 5.01. Distributions. On each Distribution Date, the Trustee shall distribute to the Certificateholders of record on the preceding Record Date (other than as provided in Section 12.02 of the Agreement respecting a final distribution) the amounts required to be distributed thereon pursuant to Article IV hereof. Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Certificateholders hereunder shall be made by wire transfer in immediately available funds.

                    SECTION 5.02.  Reports and Statements to Certificateholders.

                    (a) At least four (4) Business Days prior to each Distribution Date, the Servicer will provide to the Trustee statements, substantially in the form of Exhibit C hereto (each, a "Distribution Date Statement"), and on each Distribution Date, the Trustee shall forward to the Certificateholders such Distribution Date Statement setting forth certain information relating to the Trust and the Certificates.

                    (b) On each Distribution Date, a copy of each Distribution Date Statement provided pursuant to subsection (a) of this Section 5.02 will be forwarded (or caused to be forwarded) by the Trustee to each Certificateholder.

                    (c) On or before January 31 of each calendar year, beginning with January 31, 1998, the Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Certificateholders as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as is necessary to enable the Certificateholders to prepare their tax returns. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect. In addition, the Trustee shall from time to time furnish to each Certificateholder information furnished by the Servicer regarding material changes in the servicing or crediting procedures required under this Agreement.

                                   ARTICLE VI

                           Early Amortization Events

                    SECTION 6.01. Additional Early Amortization Events. The occurrence of any of the following events shall, immediately upon the occurrence thereof without notice or other action on the part of the Trustee or the Holders of the Certificates, be deemed to be an "Early Amortization Event" solely with respect to the Certificates:

                    (a) on any Distribution Date, the Available Subordinated Amount shall be less than the Required Subordinated Amount (after giving effect to the distributions to be made on such Distribution Date); or

                    (b) on any Distribution Date, the balance of the Reserve Fund is less than the Reserve Fund Required Amount, in each case after giving effect to all deposits and distributions on such Distribution Date; or

                    (c)  any Servicer Default occurs; or

                    (d) any Class A Carry-Over Amount or Class B Carry-Over Amount is outstanding on six consecutive Distribution Dates; or

                    (e) the ratio (expressed as a percentage) of (x) the average for each month of the net losses on the Receivables in the Pool (i.e., gross losses less Recoveries on any Receivables (including, without limitation, recoveries from Collateral Security in addition to the products financed by the Receivables, recoveries from manufacturers, distributors or importers and Insurance Proceeds)) during any three (3) consecutive calendar months to (y) the average of the month-end Pool Balances for such three-month period, exceeds 5% on an annualized basis; provided, however, that this clause (e) may be revised or waived without the consent of the Certificateholders and no such revision or waiver shall be deemed an amendment of the terms hereof, but shall be a revision or waiver made in accordance with the terms hereof if, prior to each such revision or waiver, the Rating Agency Condition is satisfied; or

                    (f) the average Monthly Payment Rate (x) with respect to the three (3) Collection Periods included in the period from January through March of any calendar year is less than 12.0% and (y) with respect to any other three (3) consecutive Collection Periods is less than 14.0%; provided, however, that this clause (f) may be revised or waived without the consent of the Certificateholders and no such revision or waiver shall be deemed an amendment of the terms hereof, but shall be a revision or waiver made in accordance with the terms hereof if, prior to each such reversion or waiver, the Rating Agency Condition is satisfied; or

                    (g) the failure to pay the outstanding principal balance of the Class A Certificates on the Class A Expected Final Payment Date or the failure to pay the outstanding principal balance of the Class B Certificates on the Class B Expected Payment Date; or

                    (h) the sum of all Eligible Investments and amounts on deposit in the Excess Funding Account and excess funding accounts for all other Series represents more than 50% of the total assets of the Trust on each of six or more consecutive Distribution Dates, after giving effect to all payments made or to be made on such Distribution Dates; and

                    (i) either (x) at any time during the period from and including the Closing Date through May 31, 1998, more than 10% of the aggregate principal amount of Domestic Inventory Receivables that were included in the Pool Balance on the Closing Date and are then owned by the Trust have not been paid in full within 491 days following the date of origination thereof or (y) at any time after May 31, 1998 during any four month period commencing June 1, October 1 and February 1 of each year (each, an "Origination Period"), more than 10% of the aggregate principal amount of Domestic Inventory Receivables that were originated and transferred to the trust during the four month period commencing sixteen months prior to such Origination Period and are then owned by the Trust have not been paid in full within 491 days following the date of origination thereof.


                                  ARTICLE VII

                              Optional Repurchase

                    SECTION 7.01.  Optional Repurchase.

                    (a) On any Distribution Date occurring on or after the date on which the Invested Amount is reduced to 10% or less of the aggregate principal amount of the Certificates on the Closing Date, the Depositor shall have the option, subject to the condition set forth in subsection (c) of this
Section 7.01, to purchase the entire amount of, but not less than the entire amount of, the Certificates, at a purchase price equal to the Reassignment Amount for such Distribution Date.

                    (b) The Depositor shall give the Servicer and the Trustee at least ten (10) days' prior written notice of the Distribution Date on which the Depositor intends to exercise such purchase option. On the Business Day immediately prior to such Distribution Date the Depositor shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. The Reassignment Amount shall be distributed as set forth in Section 8.01(b) hereof.

                    (c) If at the time the Depositor exercises its purchase option hereunder the Depositor's long-term unsecured debt has a rating lower than the lowest investment grade rating of the Rating Agency, the Depositor shall deliver to the Trustee on such Distribution Date an Opinion of Counsel (which must be an independent outside counsel) to the effect that, in reliance on certain certificates to the effect that the Certificates purchased by the Depositor constitute fair value for the consideration paid therefor and as to the solvency of the Depositor, the purchase of the Certificates would not be considered a fraudulent conveyance under applicable law.


                                  ARTICLE VIII

                              Final Distributions

                    SECTION 8.01.  Sale of Certificates Pursuant to Section
2.03 of the Agreement; Distributions Pursuant to Section 7.01 of this Series Supplement or Section 2.03 or 12.02(c) of the Agreement.

                    (a) The amount to be paid by the Depositor to the Collection Account with respect to the Certificates in connection with a purchase of the Certificates pursuant to Section 2.03 of the Agreement shall equal the Reassignment Amount for the Distribution Date on which such repurchase occurs.

                    (b) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.01 of this Series Supplement or
Section 2.03 of the Agreement allocable to the Series 1997-1 Certificates or any Termination Proceeds allocable to the Series 1997-1 Certificates deposited into the Collection Account pursuant to Section 12.02(c) of the Agreement, the Trustee shall, not later than 12:00 noon, New York City time, on the Distribution Date on which such amounts are deposited (or, if such date is not a Distribution Date, on the immediately following Distribution Date) apply such amounts in the following priority: (i) deposit an amount equal to the Reassignment Amount on such date into the Collection Account and (ii) pay the remainder of any Termination Proceeds allocable to the Series 1997-1 Certificates to the Holder(s) of the BCRC Certificate and any Supplemental Certificate(s), pro rata in accordance with the respective percentage interests thereof.

                    (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the Collection Account pursuant to Section 7.01 of this Series Supplement and
Section 2.03 of the Agreement allocable to the Series 1997-1 Certificates and all other amounts on deposit therein shall be distributed in full on the Certificates (up to the remaining outstanding principal amount thereof together with all accrued and unpaid interest thereon) on such date and any distribution made pursuant to paragraph (b) above shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement with respect to the Certificates.

                    SECTION 8.02. Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables Pursuant to Section 9.02 of the Agreement.

                    (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Trust Liquidation Proceeds are deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement, the Trustee at the written direction of the Servicer shall first (in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) deduct an amount equal to the Invested Amount on such Distribution Date from the portion of the Trust Liquidation Proceeds allocated to the Series 1997-1 Certificates and distribute such amount first to Holders of Class A Certificates until the principal balance is reduced to zero and the remainder to Holders of Class B Certificates up to the principal balance thereof; provided that the amount of such distribution shall not exceed the product of the Trust Liquidation Proceeds allocated to Principal Receivables and the Adjusted Series 1997-1 Allocation Percentage. The remainder of the portion of the Trust Liquidation Proceeds allocated to the Principal Receivables shall be allocated as provided in Section 9.02(b) of the Agreement.

                    (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall (in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) deduct an amount equal to the sum of (i) Monthly Interest for such Distribution Date, (ii) any Monthly Interest previously due but not distributed on the Certificates on any prior Distribution Date, (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed on the Certificates on a prior Distribution Date, and (iv) any Class A Carry-Over Amount and any Class B Carry-Over Amount for such Distribution Date and any Class A Carry-Over Amount and any Class B Carry-Over Amount previously due but not distributed to the Certificateholders on a prior Distribution Date, from the portion of the Trust Liquidation Proceeds allocated to Series 1997-1 and distribute such amount first to Class A Certificates to the extent of such due and unpaid amounts and then to Class B Certificates to the extent of such due and unpaid amounts provided that the amount of such distribution shall not exceed the product of Trust Liquidation Proceeds allocated to Non-Principal Receivables and the Adjusted Series 1997-1 Allocation Percentage (calculated without taking into account the Pre-Allocated Invested Amount). The remainder of the portion of the Trust Liquidation Proceeds allocated to Non-Principal Receivables shall be allocated as provided in Section 9.02(b) of the Agreement.

                    (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, any distribution made pursuant to this
Section 8.02 shall be deemed to be a final distribution pursuant to Section
12.02 of the Agreement with respect to the Certificates.


                                   ARTICLE IX

                            Miscellaneous Provisions

                    SECTION 9.01. Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

                    SECTION 9.02. Counterparts. This Series Supplement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                    SECTION 9.03. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                    SECTION 9.04. Covenant. The Depositor hereby covenants that any Receivables removed from the Trust pursuant to Section 2.12(a)(ii) of the Agreement shall not be sold, transferred or otherwise conveyed to the Servicer.

                    IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

                                      BOMBARDIER CREDIT RECEIVABLES
                                      CORPORATION, as Depositor,


                                      By: /s/ Blaine Filthaut
                                          -------------------------------------
                                          Name: Blaine Filthaut
                                          Title:   Vice President and Treasurer

                                      By: /s/ Andrew Baranowsky
                                          -------------------------------------
                                          Name: Andrew Baranowsky
                                          Title:  Assistant Treasurer


                                      BOMBARDIER CAPITAL INC., as Servicer,


                                      By: /s/ Blaine Filthaut
                                          -------------------------------------
                                          Name:  Blaine Filthaut
                                          Title:    Vice President and Treasurer


                                      By: /s/ Andrew Baranowsky
                                          -------------------------------------
                                          Name:  Andrew Baranowsky
                                          Title:    Assistant Treasurer


                                      BANKERS TRUST COMPANY, as Trustee,


                                      By: /s/ Lillian K. Peros
                                          -------------------------------------
                                          Name:  Lillian K. Peros
                                          Title:    Assistant Vice President








                  [Signature Page to Series 1997-1 Supplement]

                                                                     EXHIBIT A

                      FORM OF FACE OF CLASS A CERTIFICATE

                                                               Initial
REGISTERED                                                 Principal Amount:
Certificate No. A-[____]                                   $________________


                      BOMBARDIER RECEIVABLES MASTER TRUST
                                 SERIES 1997-1

                                    CLASS A

                    FLOATING RATE ASSET BACKED CERTIFICATES

             evidencing a fractional undivided interest in certain
                                 assets of the

                     BOMBARDIER RECEIVABLES MASTER TRUST I

the corpus of which consists primarily of a pool of receivables (the "Receivables") generated from time to time in the ordinary course of business in a portfolio of revolving financing arrangements entered into by Bombardier Capital Inc. ("BCI") or an Affiliate of BCI with certain dealers located in the United States to finance such dealers' consumer, recreational and commercial product inventory and the corpus of which may, subject to satisfaction of certain conditions, consist of Receivables arising from extensions of credit made by BCI or an Affiliate of BCI to a dealer to finance such dealer's working capital needs or to a manufacturer or distributor to finance manufacturing, production or inventory of consumer, recreational or commercial products. Such Receivables may also include financing arrangements otherwise meeting the description set forth above, but originated by another lender and acquired by BCI or an Affiliate of BCI upon satisfying BCI's customary underwriting standards. This certificate (a "Certificate") does not represent any interest in, or obligation of, Bombardier Credit Receivables Corporation ("BCRC") or any Affiliate thereof.

                 Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement referred to on the reverse side hereof or be valid for any purpose.

                 THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                 IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                           BOMBARDIER RECEIVABLES MASTER TRUST I

                                           By:   BANKERS TRUST COMPANY, not
                                                 in its individual capacity but
                                                 solely as Trustee on behalf of
                                                 the Trust



                                           By: ________________________
                                                  Authorized Officer


Dated: __________


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Certificates described in the within-mentioned Pooling and Servicing Agreement.

BANKERS TRUST COMPANY,
as Trustee,


by ________________________
         Authorized Officer

                   FORM OF THE REVERSE OF CLASS A CERTIFICATE


                 This certifies that ____________________ (the "Holder"), is the registered owner of a fractional undivided interest in certain assets of the BOMBARDIER RECEIVABLES MASTER TRUST I (the "Trust") created pursuant to a Pooling and Servicing Agreement dated as of January 1, 1994, as amended and supplemented from time to time, among Bombardier Capital Inc., as Servicer, Bombardier Credit Receivables Corporation, as Depositor, and BANKERS TRUST COMPANY, as trustee (the "Trustee"), that are allocated to the interest represented by those Floating Rate Class A Asset Backed Certificates, Series 1997-1 (the "Class A Certificates") pursuant to the Pooling and Servicing Agreement and the Series 1997-1 Supplement dated as of January 1, 1997 (the
"Series Supplement").   The Pooling and Servicing Agreement dated as of January
1, 1994, as amended by Amendment Number 1 to Pooling and Servicing Agreement dated as of January 1, 1997 and as otherwise from time to time amended and supplemented, the Variable Funding Supplement dated as of January 1, 1994 (as amended from time to time, the "Variable Funding Supplement") and the Series Supplement are herein collectively referred to as the "Pooling and Servicing Agreement." The corpus of the Trust will include (a) certain Receivables existing under the Accounts at the close of business on January 1, 1994 (the "Initial Cut-off Date"), certain Receivables generated under the Accounts from time to time thereafter, as well as certain Receivables generated in any Accounts added to the Trust from time to time after the Initial Cut-Off Date,
(b) all funds collected or to be collected in respect of such Receivables, (c) all funds on deposit in certain accounts of the Trust, (d) an assignment of BCRC's rights, as purchaser, under the Receivables Purchase Agreement, and (e) an assignment of a security interest, if any, in certain consumer, recreational and commercial products financed by the Receivables securing the Receivables and any other security interest granted to secure the Receivables. Prior to the issuance of the Class A Certificates, two Series of Investor Certificates have been issued pursuant to the Pooling and Servicing Agreement, and, simultaneously with the Class A Certificates, the Floating Rate Class B Asset Backed Certificates, Series 1997-1 (the Class B Certificates") will be issued. Additional Series of Investor Certificates may be issued in the future. In addition, the Variable Funding Certificate and the BCRC Certificate have been issued and Supplemental Certificates may be issued in the future. The Variable Funding Certificate, the BCRC Certificate and any Supplemental Certificates will represent interests in the Trust Assets not represented by the Class A Certificates or the Class B Certificates or other Series of Investor Certificates.

                 The Receivables consist of advances made directly or indirectly by BCI or an Affiliate of BCI to finance consumer, recreational and commercial products for dealers located in the United States and may, subject to the satisfaction of certain conditions, consist of extensions of credit made by BCI or Affiliates of BCI to dealers to finance working capital needs or to manufacturers or distributors to finance the manufacturing, production or inventory of consumer, recreational or commercial products. Such Receivables may also include financing arrangements otherwise meeting the description set forth in this paragraph, but originated by another lender and acquired by BCI or an Affiliate of BCI upon satisfying BCI's customary underwriting standards.

                 Subject to the terms and conditions of the Pooling and Servicing Agreement, the Depositor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series, which will represent fractional undivided interests in certain of the Trust Assets.

                 This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement to which, as amended and supplemented from time to time, the Holder by virtue of the acceptance hereof assents and is bound. Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement (without schedules) may be requested from the Trustee by writing to the Trustee at Four Albany Street, New York, New York 10006, Attention: Corporate Trust & Agency Group, Structured Finance Team. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Pooling and Servicing Agreement.

                 The Depositor has entered into the Pooling and Servicing Agreement and the Class A Certificates and the Class B Certificates (collectively, the "Certificates") have been issued with the intention that the Certificates will qualify under applicable tax law as indebtedness of the Depositor secured by the Receivables. The Depositor and each Holder, by the acceptance of its Certificate, agrees to treat the Certificates as indebtedness of the Depositor secured by the Receivables for Federal income taxes, state and local income and franchise taxes and any other taxes imposed on or measured by income.

                 On each Distribution Date, the Trustee shall distribute on behalf of the Trust to each Holder of record at the close of business on the day preceding the Distribution Date (each a "Record Date" unless Definitive Certificates have been issued, in which case Record Date shall be the last day of the month preceding such Distribution Date) such Holder's pro rata share (based on the aggregate fractional undivided interest represented by the Class A Certificates held by such Holder, except as otherwise provided in the Pooling and Servicing Agreement) of such amounts on deposit in the Collection Account or the Series 1997-1 Accounts as are payable in respect of such Class A Certificate pursuant to the Pooling and Servicing Agreement on such Distribution Date. Distributions with respect to this Certificate will be made by the Trustee by wire transfer in immediately available funds (except for the final distribution in respect of this Certificate). Final payment of this Certificate will be made only upon presentation and surrender of this Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Certificateholder in accordance with the Pooling and Servicing Agreement.

                 On any Distribution Date occurring on or after the date on which the Invested Amount is reduced to 10% or less of the aggregate original principal amount of the Certificates, the Depositor has the option, subject to the condition set forth in Section 7.01(c) of the Series Supplement, to purchase the entire amount of the Certificates. The purchase price will be equal to the Reassignment Amount (as defined in the Series Supplement).

                 This Certificate does not represent an obligation of, or an interest in BCI, BCRC or any Affiliate of any of them and is not insured or guaranteed by any governmental agency or instrumentality. This Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Pooling and Servicing Agreement.

                 The Pooling and Servicing Agreement may be amended from time to time in accordance with the terms thereof.

                 As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency of the Transfer Agent and Registrar in New York City, accompanied by a written instrument of transfer in form satisfactory to the Trustee or the Transfer Agent and Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                 The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.

                 As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class evidencing like aggregate fractional undivided interests as requested by the Holder surrendering such Certificates. No service charge may be imposed for any such exchange but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                 The Depositor, the Servicer, the Trustee, the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Servicer nor the Trustee, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

                                   ASSIGNMENT



Social Security or other identifying number of assignee:

______________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________________                       ____________________________*


                                                           Signature Guaranteed:


                                                  ______________________________

















__________________________________

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the reverse of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT B


                      FORM OF FACE OF CLASS B CERTIFICATE

                                                            Initial
REGISTERED                                              Principal Amount:
Certificate No. B-[____]                                $________________



                      BOMBARDIER RECEIVABLES MASTER TRUST
                                 SERIES 1997-1

                                    CLASS B
                    FLOATING RATE ASSET BACKED CERTIFICATES

             evidencing a fractional undivided interest in certain
                                 assets of the

                     BOMBARDIER RECEIVABLES MASTER TRUST I

the corpus of which consists primarily of a pool of receivables (the "Receivables") generated from time to time in the ordinary course of business in a portfolio of revolving financing arrangements entered into by Bombardier Capital Inc. ("BCI") or an Affiliate of BCI with certain dealers located in the United States to finance such dealers' consumer, recreational and commercial product inventory and the corpus of which may, subject to satisfaction of certain conditions, consist of Receivables arising from extensions of credit made by BCI or an Affiliate of BCI to a dealer to finance such dealer's working capital needs or to a manufacturer or distributor to finance manufacturing, production or inventory of consumer, recreational or commercial products. Such Receivables may also include financing arrangements otherwise meeting the description set forth above, but originated by another lender and acquired by BCI or an Affiliate of BCI upon satisfying BCI's customary underwriting standards. This certificate (a "Certificate") does not represent any interest in, or obligation of, Bombardier Credit Receivables Corporation ("BCRC") or any Affiliate thereof.

                 Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement referred to on the reverse side hereof or be valid for any purpose.

                          THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                 IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.


                                           BOMBARDIER RECEIVABLES MASTER TRUST I

                                           By:  BANKERS TRUST COMPANY, not
                                                in its individual capacity but
                                                solely as Trustee on behalf of
                                                the Trust


                                           By: ________________________
                                                  Authorized Officer


Dated: ____________________



                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Certificates described in the within-mentioned Pooling and Servicing Agreement.

BANKERS TRUST COMPANY,
as Trustee,


by ________________________
         Authorized Officer

                   FORM OF THE REVERSE OF CLASS B CERTIFICATE


                 This certifies that ____________________ (the "Holder"), is the registered owner of a fractional undivided interest in certain assets of the BOMBARDIER RECEIVABLES MASTER TRUST I (the "Trust") created pursuant to a Pooling and Servicing Agreement dated as of January 1, 1994, as amended and supplemented from time to time, among Bombardier Capital Inc., as Servicer, Bombardier Credit Receivables Corporation, as Depositor, and BANKERS TRUST COMPANY, as trustee (the "Trustee"), that are allocated to the interest represented by those Floating Rate Class B Asset Backed Certificates, Series 1997-1 (the "Class B Certificates") pursuant to the Pooling and Servicing Agreement and the Series 1997-1 Supplement dated as of January 1, 1997 (the "Series Supplement"). The Pooling and Servicing Agreement dated as of January 1, 1994, as amended by Amendment Number 1 to Pooling and Servicing Agreement dated as of January 1, 1997 and as otherwise from time to time amended and supplemented, the Variable Funding Supplement dated as of January 1, 1994 (as amended from time to time, the "Variable Funding Supplement") and the Series Supplement are herein collectively referred to as the "Pooling and Servicing
Agreement."   The corpus of the Trust will include (a) certain Receivables existing under the Accounts at the close of business on January 1, 1994 (the "Initial Cut-off Date"), certain Receivables generated under the Accounts from time to time thereafter, as well as certain Receivables generated in any Accounts added to the Trust from time to time after the Initial Cut-Off Date,
(b) all funds collected or to be collected in respect of such Receivables, (c) all funds on deposit in certain accounts of the Trust, (d) an assignment of BCRC's rights, as purchaser, under the Receivables Purchase Agreement, and (e) an assignment of a security interest, if any, in certain consumer, recreational and commercial products financed by the Receivables securing the Receivables and any other security interest granted to secure the Receivables. Prior to the issuance of the Class B Certificates, two Series of Investor Certificates have been issued pursuant to the Pooling and Servicing Agreement, and, simultaneously with the Class B Certificates, the Floating Rate Class A Asset Backed Certificates, Series 1997-1 (the "Class A Certificates") will be issued. Additional Series of Investor Certificates may be issued in the future. In addition, the Variable Funding Certificate and the BCRC Certificate have been issued and Supplemental Certificates may be issued in the future. The Variable Funding Certificate, the BCRC Certificate and any Supplemental Certificate will represent interests in the Trust Assets not represented by the Class B Certificates or the Class A Certificates or other Series of Investor Certificates.

                 The Receivables consist of advances made directly or indirectly by BCI or an Affiliate of BCI to finance consumer, recreational and commercial products for dealers located in the United States and may, subject to the satisfaction of certain conditions, consist of extensions of credit made by BCI or Affiliates of BCI to dealers, to finance working capital needs or to manufacturers or distributors to finance the manufacturing, production or inventory of consumer, recreational or commercial products. Such Receivables may also include financing arrangements otherwise meeting the description set forth in this paragraph, but originated by another lender and acquired by BCI or an Affiliate of BCI upon satisfying BCI's customary underwriting standards.

                 Subject to the terms and conditions of the Pooling and Servicing Agreement, the Depositor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series, which will represent fractional undivided interests in certain of the Trust Assets.

                 This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement to which, as amended and supplemented from time to time, the Holder by virtue of the acceptance hereof assents and is bound. Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement (without schedules) may be requested from the Trustee by writing to the Trustee at Four Albany Street, New York, New York 10006, Attention: Corporate Trust & Agency Group, Structured Finance Team. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Pooling and Servicing Agreement.

                 The Depositor has entered into the Pooling and Servicing Agreement and the Class A Certificates and the Class B Certificates (collectively, the "Certificates") have been issued with the intention that the Certificates will qualify under applicable tax law as indebtedness of the Depositor secured by the Receivables. The Depositor and each Holder, by the acceptance of its Certificate, agrees to treat the Certificates as indebtedness of the Depositor secured by the Receivables for Federal income taxes, state and local income and franchise taxes and any other taxes imposed on or measured by income.

                 On each Distribution Date, the Trustee shall distribute on behalf of the Trust to each Holder of record at the close of business on the day preceding the Distribution Date (each a "Record Date" unless Definitive Certificates have been issued, in which case, Record Date shall be the last day of the month preceding such Distribution Date) such Holder's pro rata share (based on the aggregate fractional undivided interest represented by the Class B Certificates held by such Holder, except as otherwise provided in the Pooling and Servicing Agreement and provided that payment of the Class B Certificates is subordinate to payment of the Class A Certificates to the extent provided in the Pooling and Servicing Agreement) of such amounts on deposit in the Collection Account or the Series 1997-1 Accounts as are payable in respect of such Class B Certificate pursuant to the Pooling and Servicing Agreement on such Distribution Date. Distributions with respect to this Certificate will be made by the Trustee by wire transfer in immediately available funds (except for the final distribution in respect of this Certificate). Final payment of this Certificate will be made only upon presentation and surrender of this Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Certificateholder in accordance with the Pooling and Servicing Agreement.

                 On any Distribution Date occurring on or after the date on which the Invested Amount is reduced to 10% or less of the aggregate original principal amount of the Certificates, the Depositor has the option, subject to the condition set forth in Section 7.01(c) of the Series Supplement, to purchase the entire amount of the Certificates. The purchase price will be equal to the Reassignment Amount (as defined in the Series Supplement).

                 This Certificate does not represent an obligation of, or an interest in BCI, BCRC or any Affiliate of any of them and is not insured or guaranteed by any governmental agency or instrumentality. This Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Pooling and Servicing Agreement and is limited to the extent, that, under the terms of the Pooling and Servicing Agreement, the Class B Certificates share in the distribution of Collections is subordinated to the rights of the holders of the Class A Certificates.

                 The Pooling and Servicing Agreement may be amended from time to time in accordance with the terms thereof.

                 As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency of the Transfer Agent and Registrar in New York City, accompanied by a written instrument of transfer in form satisfactory to the Trustee or the Transfer Agent and Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                 The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.

                 As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class evidencing like aggregate fractional undivided interests as requested by the Holder surrendering such Certificates. No service charge may be imposed for any such exchange but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                 The Depositor, the Servicer, the Trustee, the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Servicer nor the Trustee, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

                                   ASSIGNMENT



Social Security or other identifying number of assignee:

________________________


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

______________________________________________________________________________

______________________________________________________________________________
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________________                         __________________________*


                                                           Signature Guaranteed:



                                                    ____________________________





_______________________

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the reverse of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT C

                      FORM OF DISTRIBUTION DATE STATEMENT(1)

                 Distribution Date:  __________, [199__] [200_]

 1.        Amount of principal paid or distributed:

           (a)    Class A Certificates:                         $__________
                                                                ($____ per $1,000 original principal amount
                                                                of Class A Certificates)

           (b)    Class B Certificates:                         $__________
                                                                ($____ per $1,000 original principal amount
                                                                of Class B Certificates)

 2.        Floating Allocation Percentage for such
           Collection Period(2):

 3.        Principal Allocation Percentage for such
           Collection Period(2):

 4.        Amount of interest paid or distributed:

           (a)    Class A Certificates:                         $__________
                                                                ($____ per $1,000 original principal amount
                                                                of Class A Certificates)

           (b)    Class B Certificates:                         $__________
                                                                ($____ per $1,000 original principal amount
                                                                of Class B Certificates)

 5.        Investor Default Amount for such Distribution
           Date:                                                $__________

 6.        Required Subordination Draw Amount, if any,
           for the preceding Collection Period (or for
           such Distribution Date):                             $__________





__________________________________

1 To be prepared by the Servicer at least 4 Business Days prior to each Distribution Date and forwarded by the Trustee to each Certificateholder of record on each Distribution Date pursuant to
         Section 5.02(a) of this Series Supplement.

2 After the Series 1994-1 Final Payment Date, such percentage for any Collection Period shall be the average thereof for each Deposit Date in the Collection Period.

 7.        Amount of:

           (a)    Investor Charge-Offs for the preceding
                  Collection Period:                            $__________

           (b)    reimbursements of Investor Charge-Offs
                  for the preceding Collection Period:          $__________

 8. Amount of Class A Carryover Amount being paid or distributed (if any) and amount remaining
           (if any):

           (a)    Distributed:                                  $__________
                                                                ($____ per $1,000 original principal amount
                                                                of Class A Certificates)

           (b)    Balance:                                      $__________
                                                                ($____ per $1,000 original principal amount
                                                                of Class A Certificates)

 9.        Amount of Class B Carryover Amount being paid
           or distributed (if any) and amount remaining
           (if any):                                            $__________

           (a)  Distributed:                                    $__________
                                                                ($____ per $1,000 original principal amount
                                                                of Class B Certificates)

           (b)  Balance:                                        $__________
                                                                ($_____ per $1,000 original principal amount
                                                                of Class B Certificates)

 10.       Pool Balance at end of related Collection
           Period:                                              $__________

 11. After giving affect to distributions on this Distribution Date:

           (a)    Outstanding principal amount of Class A
                  Certificates:                                 $__________

           (b)    Outstanding principal amount of Class B
                  Certificates:                                 $__________

           (c)    Certificate Balance:                          $__________


           (d)    Pool Factor for Class A Certificates(3):         __________

           (e)    Pool Factor for Class B Certificates(4):         __________

 12.       Applicable Interest Rate:

           (a)    In general:

                  (1)     LIBOR for the period from the
                          previous Distribution Date to
                          this Distribution Date was
                          ____%; and

                  (2)     the Net Receivables Rate
                          was ____%

           (b)    Class A Rate:                                 LIBOR plus 0.12%

           (c)    Class B Rate:                                 LIBOR plus 0.33%

 13.       (a)    Amount of Monthly Servicing Fee for the
                  preceding Collection Period:                  $__________
                                                                ($____ per $1,000 original principal amount
                                                                of Certificates)





__________________________________

3 Consisting of an eleven-digit decimal expressing the Invested Amount allocable to the Class A Certificates for such Distribution Date (determined after taking into account any reduction in the Invested Amount allocable to the Class A Certificates which will occur on such Distribution Date) as a percentage of the Adjusted Invested Amount allocable to the Class A Certificates.

4 Consisting of an eleven-digit decimal expressing the Invested Amount allocable to the Class B Certificates for such Distribution Date (determined after taking into account any reduction in the Invested Amount allocable to the Class B Certificates which will occur on such Distribution Date) as a percentage of the Adjusted Invested Amount allocable to the Class B Certificates.

           (b)    Amount of Excess Servicing Fee being
                  distributed and remaining balance (if
                  any):

                  (1)     Distributed:                          $__________
                                                                ($____ per $1,000 original principal amount
                                                                of Certificates)

                  (2)     Balance:                              $__________
                                                                ($____ per $1,000 original principal amount
                                                                of Certificates)

 14.       Invested Amount on this Distribution Date
           (after giving effect to all distributions
           which will occur on such Distribution Date):         $__________

 15.       The Available Subordinated Amount

                   on the immediately preceding
                   Distribution Date:                           $__________

                   On this Distribution Date:                   $__________

 16.       The Incremental Subordinated Amount on the
           immediately preceding Distribution Date:             $__________

 17.       The Reserve Fund balance for this
           Distribution Date:                                   $__________

 18.       The Excess Funding Account Balance for this
           Distribution Date:                                   $__________(5)

 [19. Amount in the Excess Funding Account at the beginning of an Early Amortization Period or Initial Amortization Period to be distributed as a payment of principal in respect to:

           (a)    Class A Certificates:                         $__________





__________________________________

5 To be included for each Distribution Date during the Revolving Period and the Amortization Period.

           (b)    Class B Certificates (only if Class A
                  Certificates have been paid in full):         $__________](6)

 20.       The Collection Account balance with respect          $___________
           to this Distribution Date:

 21.       An Early Amortization Event has occurred:            Yes/No

 22.       The Servicer has elected not to extend the
           Initial Principal Payment Date:                      Yes/No

 23.       The ratio (expressed as a percentage) of (x)
           the average for each month of the net losses
           on the Receivables in the Pool(7) during any 3
           consecutive calendar months to (y) the
           average of the month-end Pool Balances for
           such three-month period is:                          ____%(8)

 24. Three-Month Payment Rate for the three (3) consecutive Collection Periods included in the period from _______ through ________

           Three month Payment Rate:
           November
                                                                        %





__________________________________

(6) To be included for the first Distribution Date in any Early Amortization Period or Initial Amortization Period.

(7) i.e., gross losses less Recoveries on any Receivables (including, without limitation, recoveries from Collateral Security in addition to the products financed by the Receivables, recoveries from manufacturers, distributors or importers and Insurance Proceeds).

(8) An Early Amortization Event will occur if this ratio exceeds 5% on an annualized basis unless the ratio requirement is amended or waived after the Rating Agency Condition has been satisfied.


           December                                                     %
           January:                                                     %
           Three month Average Payment Rate:                            %
           A Three-Month Payment Rate Trigger has
           occurred:                                            No/Yes


 25.       Portfolio Yield                                              %

 26.       Inventory Aging as of the end of the
           Collection Period:


                   0 - 120 days                                        %
                   120 - 180 days                                      %
                   181 - 270 days                                      %
                   Over 270                                            %

 27.       Optional removal of Receivables aged greater
           than 450 days                                        0.00%

 28.       Eligible Investments on deposit in the Excess
           Funding Account and amounts on deposit in the Excess Funding Accounts for all other Series on the Distribution Date as a percentage of the assets of the Trust:
                                                                ____%
           Has an asset composition Event Occurred:

                                                                No

 29. Cumulative amount of 491 Day Aged Receivables made ineligible during Collection Period:
                                                                $_________
           Cumulative amount of 491 Day Aged Receivables made Ieligibles from Closing Date to current
           Collection Period (pre June 1, 1998) or
           during current Origination Period (post
           May 31, 1998):

           Put Limit:                                           $_________

           Has an Early Amortization Event Occurred:            $_________


                                                                No

 30.       Principal Amount of Receivables subject to a
           Participation Interest at end of Collection
           Period:                                              $              0

 31.       Product Line Breakdown
           Bombardier:                                                  %
           Marine:                                                      %
           Recreational Vehicles:                                       %
           CEA:                                                         %
           Manufactured Housing:                                        %
           Other:                                                       %
              Total:                                                    %


 32.       Overconcentration Amounts:                                    0
           Designated Manufacturer Concentration:
           Industry Overconcentrations:                                  0
           Dealer Overconcentrations:                                    0
           Manufacturer Overconcentrations:                              0
               Total Overconcentration Amounts:                          0
                                                                         0



 33.       Total Investor Default Amount allocable to
           1997-1 for Collection Period:                        $________

 34.       Total Investor Default Amount at end of
           Collection Period relating to non payment of
           at least $150 of interest due more than 90
           days:                                                $________

 35.       Amount of Receivable purchased by the trust
           at a discount during Collection Period:              $        0

 36.       Has an automatic Addition of Accounts
           Occurred:                                            No

 37.       Pool data on Receivables added as Automatic
           Account Additions

                                                                   SCHEDULE 1



Name of Series                                            Depository Institution
1997-1 Account                                                and Account No.
----------------------                               ---------------------------

Excess Funding Account                               Bankers Trust Company/21781

Reserve Fund                                         Bankers Trust Company/21780